UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

March 31, 2019

ANNUAL REPORT

SEI Asset Allocation Trust

Defensive Strategy Fund
Defensive Strategy Allocation Fund
Conservative Strategy Fund
Conservative Strategy Allocation Fund
Moderate Strategy Fund
Moderate Strategy Allocation Fund
Aggressive Strategy Fund
Tax-Managed Aggressive Strategy Fund
Core Market Strategy Fund
Core Market Strategy Allocation Fund
Market Growth Strategy Fund
Market Growth Strategy Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2019 (Unaudited)

To our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending March 31, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory before a first-quarter rebound that saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, Italian budget negotiations, ongoing Brexit discussions, and a flattening U.S. yield curve all weighed on investor expectations. The ongoing U.S. and China trade dispute hit a boiling point in the second half of 2018, resulting in a tit-for-tat strategy that saw various threats of tariffs from both parties.

Many of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of April 2018 through the end of March 2019, were actualized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s projections. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period, and the yield-curve flattened to a post-recession low.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Although the currency was viewed as a safe-haven asset during equity-market selloffs both early and later in the fiscal year, the Japanese yen finished the period lower against the U.S. dollar as the Bank of Japan (BOJ) held monetary policy stable. Driven by trade-related tensions, China’s currency slid to a 10-year low against the U.S. dollar in the second half of the fiscal period before a slight recovery late in the fiscal year.

Oil prices rose for the first half of the reporting period to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down as much as 40% from its earlier highs, before gaining support at the start of the new year that saw a 33% recovery.

Geopolitical Events

U.S. elections in early November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress should substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration also received a measure of resolution in March, when the special counsel investigating the 2016 election “did not establish that members of the Trump campaign conspired or coordinated with the Russian government” to sway the election. The special counsel also reportedly could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. Congressional Democrats intend to obtain and review the special counsel’s report to make a separate determination in conjunction with information gathered through Congressional investigations.

A second meeting between Trump and North Korean Supreme Leader Kim Jong-Un garnered headlines, but ended early after Trump concluded that North Korea was not making adequate denuclearization concessions that warranted the removal of sanctions. President Trump backed out of a multi-party nuclear disarmament agreement with the Iranian Republic and re-imposed sanctions on Iran despite the International Atomic Energy Agency’s assurance that Iran remained compliant with the terms of the accord; all other original signatories to the deal remained committed.

The U.S. and China continued to negotiate the terms of a trade agreement after President Donald Trump’s administration waived an early March deadline to impose tariffs in the absence of a deal. China’s negotiators provided assurances toward the end of the quarter that foreign companies will have greater access to Chinese investments.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	1

LETTER TO SHAREHOLDERS (Continued)

March 31, 2019 (Unaudited)

Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

A raft of overseas political surprises unfolded during the reporting period. The anti-EU implications of a new Italian government taking shape rattled financial markets in May, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June. The original Brexit Day (March 29) came and went without fanfare, as the EU granted an extension to the U.K. in hopes of avoiding a no-deal departure.

Economic Performance

The U.S. economy grew 4.2% at the start of the fiscal period, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 3.8%, after growing by the slowest rate in five years during the previous quarter. Third-quarter GDP was a still-solid 3.4%, pointing to a slight drop in consumer spending and a broader decline in exports.

Economic growth slowed to 2.2% in the fourth quarter, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, GDP for the entire year finished at 2.9%, equaling growth in 2015 as the best in 10 years.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 3.8%, after touching 3.7% earlier in the year, a 49-year low; the labor-force participation rate ended at 63.0%, up slightly from a year ago. Average hourly earnings gained 3.2% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate just before the start of the fiscal year and then three more times during the period; the central bank took a dovish turn toward the end of the fiscal year, with new economic projections that showed zero interest-rate increases in 2019. It also unveiled a plan to start slowing the reduction of its balance sheet in May—before halting reduction altogether in September and converting its allocation of mortgage-related assets to Treasurys.

The European Central Bank (ECB) held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%. Broad economic growth in the eurozone slowed to its weakest pace in four years during the period, after growing at its quickest pace since 2011 during the fourth quarter of 2017, as tightening auto emission standards in Germany and a stagnating Italian economy hampered expansion. Year-on-year growth was just 1.1% at the end of the fourth quarter of 2018, likely supporting the case for continued accommodative policy by the ECB for some time. The U.K. economy grew just 1.4% year-on-year through the fourth quarter of 2018, a six-year low, as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending.

Japanese GDP grew 0.3% year-on-year at the end of the fourth quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, GDP in China expanded by 6.4% year-on-year in the fourth quarter of 2018, slowing to its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending March 31, 2019, growth stocks, in general, outperformed value stocks. The U.S. equity market experienced a significant decline during the second half of the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical materials and energy sectors experienced significant selloffs, while the healthcare and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, the fiscal year closed on a strong note, as January marked the best start for equities in thirty years and the recovery rally continued through March.

The start of the period’s final quarter saw most major index gains for the year erased before the sharp rebound over the last three months pushed returns back ahead; the Russell 1000 Growth Index finished up 12.75% during the fiscal year, while the Russell 1000 Value Index lagged, gaining 5.67 % over the same period.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Large-cap stocks (Russell 1000 Index) outpaced small caps (Russell 2000 Index), climbing 9.30% and 2.05%, respectively.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was down 1.21% in U.S. dollar terms and up 6.36% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose just 2.60% in U.S. dollar terms; U.S. markets did better, with the S&P 500 Index up 9.50%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic slowdown. The MSCI Emerging Markets Index finished the fiscal year down 7.41% in U.S. dollar terms, despite more than halving its year-to-date losses over the final three months. Latin America similarly finished down for the year, although a robust final quarter also erased approximately half of its year-to-date loss. Likewise, Asian markets ended the period lower as trade-related concerns drove market weakness in the region.

Led by the dovish tone of global central banks and better-than-expected earnings toward the end of the reporting period, global high-yield bonds outperformed government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields rose more than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. The Federal Open Market Committee increased the federal-funds rate in mid-December—the fourth time in 2018—while softening its projections for future rate increases. The rate hike pushed short-term yields higher, while increases in longer-term bond yields were more muted as inflation and long-term economic growth expectations remained subdued. Yields for 10-year government bonds declined and ended the period 33 basis points lower at 2.41%, while 2-year yields rose to almost 3% during the first half of the fiscal year but finished the period unchanged at 2.27%.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.25%-2.50%, marking the third rate hike during the reporting period and ninth during this tightening cycle. Jerome Powell succeeded Janet Yellen as Fed Chair just prior to the start of the fiscal year.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) sunk 5.25% during the period, driven by declines in oil prices and trade concerns in the metals sector; the Bloomberg Barclays US TIPS Index (USD) edged 2.70% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 0.38% in U.S. dollar terms during the reporting period; the high-yield market did better, with the ICE BofAML US High Yield Constrained Index up 5.93%.

U.S. investment-grade corporate debt was slightly higher, as the Bloomberg Barclays US Corporate Investment Grade Index returned 4.94%; U.S. asset-backed securities and mortgage-backed securities also managed gains during the fiscal year.

Our View

At the end of last year, we correctly forecasted that world equity markets were poised to robustly recover from their late December lows. We assumed the sharp price correction sustained during the fourth quarter overstated the weakness in economic fundamentals and various uncertainties that plagued markets throughout much of 2018. We firmly believed that most equity markets were deeply oversold.

Today, there’s no denying that a synchronized global growth slowdown is underway. However, it does not mean that the world economy is in recession or that it will soon fall into one. China and the U.K., for example, are the third and fourth worst-performing countries, according to the Organisation for Economic Co-operation and Development’s composite leading indicators. Yet China continues to post gross domestic product growth in the vicinity of 6%, while the U.K. recorded an increase of 1.3% last year (both in inflation-adjusted terms).

The spread between 3-month and 10-year Treasurys went negative in March after narrowing throughout much of the expansion. Recession historically occurs within 12 to 18 months of the yield curve either narrowing to 25 basis points or inverting. The only time recession did not follow a yield-curve inversion was in the 1966-to-1967 period—although U.S. economic growth slowed dramatically.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2019 (Unaudited)

Deeper recessions usually cause sharper share-price declines (as was the case in 1973). More expensive stock markets (as seen following the 1998-to-2000 tech bubble) also are more vulnerable. But the time between an initial yield-curve inversion and the emergence of a bear market can be extremely long.

The Federal Reserve’s change in rhetoric at the start of the year certainly has been a helpful catalyst in sparking the risk-asset rally and credit-spread narrowing. By stressing patience and data dependence, we believe the central bank signaled that the pace of interest-rate increases will slow considerably from that of the past two years. The Fed’s decision makers approvingly noted that the benefits of the long economic expansion are finally being distributed more evenly as the labor market tightens; they seem confident that the economy can grow without generating worrisome inflationary pressures, even as most measures of labor-market activity point toward accelerating wage inflation.

We see plenty of opportunities in emerging equities as investors gain confidence that the worst is behind us for the asset class. But a sustained improvement depends on better global growth. In our view, China is the linchpin; we are optimistic that the country’s economic conditions will improve as it begins to feel the lagged impact of easier economic and monetary policies. We also expect domestic political pressures will likely force the Chinese government to ease monetary policy further. Those political pressures certainly are influencing China’s trade discussions with the U.S. Meanwhile, Trump is grappling with similar pressures on the American side of the negotiating table; he does not want the U.S. economy to sputter or the stock market to turn down as the country heads into a presidential election year. Both sides recognize the damage that the trade standoff has caused to their respective economies and financial markets. To put it bluntly, the leaders of both countries need a “win.”

A more expansive trade agreement would provide a much-needed boost to the Chinese economy. It also would benefit nations that have high export exposure to China, both directly and through the supply-chain network. MSCI Emerging Markets Index performance will depend on the economic fortunes of China, South Korea and Taiwan, which now account for 57% of its market capitalization.

Investor pessimism about Europe appears overwhelming. The European Central Bank recently cut its forecast for 2019 eurozone gross domestic product growth to 1.1% from 1.7% just three months ago. It’s a wonder that the year-to-date performance of European equities managed to nearly keep pace with that of U.S. equities.

Many of Europe’s problems are structural and difficult to improve. Its demographic profile, for example, looks rather bleak. Europe is the only major region where the population is expected to contract between now and 2050. The unemployment rate for Europeans aged 25 to 29 is still in double digits (by comparison, the average annual unemployment rate in the U.S. for this age group is approximately 4%). Of course, demographics alone do not explain Europe’s poor economic performance. A well-developed welfare state has its costs in the form of high taxation, extensive work rules, and regulations.

The shadow of a looming trade war with the U.S. surely hasn’t helped sentiment in Europe. We doubt tariffs will be imposed on European autos, but headline risks may continue to have negative impacts—and it’s still possible that Trump will turn his full attention to trade with Europe once his administration concludes negotiations with China. Speaking of which, China’s slowdown is an additional factor behind the slide in Europe’s exports. Not only was European industrial production in decline for the 2018 calendar year, but it started this year 23% below its January 2008 level.

The EU extended the Brexit deadline (to April 12) for the U.K. to decide on its course of action—meaning either a hard Brexit is on its way or that a longer delay is necessary (with the understanding that the U.K. will fundamentally rethink its position). A longer delay could entail another referendum or even a change of government. It also means that the U.K. must participate in EU Parliament elections starting May 23.

In our view, the best-case scenario is one in which the U.K. maintains close ties to the EU through a customs union. Failing that, now that voters have a better understanding of the costs and consequences of leaving, we think a second referendum either on Brexit alternatives or on Brexit itself makes sense. However, a referendum on reversing Brexit would risk political upheaval given the number of people who still support the divorce. Both Prime Minister May and U.K. Parliament will also have to reverse their stated positions. It would be nice to say that a no-deal Brexit is off the table, but that’s not the case.

4	SEI Asset Allocation Trust / Annual Report / March 31, 2019

The uncertainty surrounding Brexit outcomes and timing remains a depressant for economic growth in the U.K. and the rest of Europe. Bottom-up analysts expect U.K. earnings to decelerate to just 2% in 2019, which is in stark contrast with last year’s surprisingly strong rate of 10.8%.

A previous overweight in the stability-focused SAAT Conservative and Moderate Strategy Funds to emerging-markets debt (SIT Emerging Markets Debt Fund) and corresponding underweight to high-yield bonds (SIMT High Yield Bond Fund) was maintained during the fiscal year. The tilt was initially implemented in February 2018 due to tighter credit spreads in high yield relative to emerging-market debt. Credit markets have performed well during the current expansion. As credit spreads have narrowed to low levels, the potential for further price appreciation has become more limited for high-yield bonds. By comparison, emerging-market debt appears to have more potential for price appreciation. The differential between the yields of emerging-market debt and high-yield bonds has narrowed significantly, making emerging-market debt relatively more attractive by historical measures.

Additionally, in the SAAT Moderate Strategy Fund, an overweight to U.S. large-cap value stocks (via the SIMT U.S. Large Cap Value Fund) funded by an underweight to U.S. large-cap stocks (via the SIMT U.S. Large Cap Fund) was maintained. Supported by the relative attractiveness of U.S. large-cap value stocks, the positioning was initially implemented in February 2017 due to valuation differentials between value and growth stocks. We anticipate a tight labor market to eventually lead to an acceleration of wage growth. We also believe that the previously passed tax reform package will broaden economic growth. Together, these developments should begin to favor a rotation back into more cyclical names.

The plunge in risk assets during the fourth quarter and subsequent bounce back in the first quarter of this year is a reminder that one should always expect the unexpected when it comes to investing. Cash was king in 2018, providing a 2.1% return. However, cash was consistently one of the worst performers in most other years going back to 2009. Emerging equities fell at the other end of the performance spectrum in 2018—the MSCI Emerging Markets Index sustained a total-return loss of 14.6%—but was the strongest category in 2017 and posted a double-digit return in 2016.

In a world where the best- and worst-performing asset classes tend to dominate the headlines, it can be easy to forget that diversification has historically been the most reliable approach for meeting long-term investment goals—especially when looking through the lens of risk-adjusted returns.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Asset Allocation Trust / Annual Report / March 31, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Defensive Strategy Fund’s Class F Shares returned 2.75%. The Fund’s primary benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) — returned 4.48%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund. Of the three, SDIT Short-Duration Government Fund contributed the most to absolute return, followed by SIMT Multi-Asset Capital Stability Fund.

The most significant contributors after SDIT Short-Duration Government Fund and SIMT Multi-Asset Capital Stability Fund were SIMT U.S. Managed Volatility Fund and SIMT Conservative Income Fund, driven by the strong rebound in U.S. equity markets after the fourth-quarter correction, as well as a rise in short-term yields over the period as the yield curve flattened. The U.S. Managed Volatility Fund withstood the volatile markets, outperforming both the Fund’s primary benchmark and the S&P 500 Index.

Funds with sensitivity to shorter yields also performed well as these yields produced positive income and were relatively anchored as longer-term yields fell. SIMT Global Managed Volatility Fund and SIMT Core Fixed Income Fund both benefited as lower-volatility asset classes held up during the correction and eventual recovery. SIMT Multi-Asset Inflation Managed Fund and SIMT Real Return Fund contributed the least to overall Fund performance but still managed positive returns. Inflation expectations have stayed subdued but have started to creep up marginally; incoming data shows small signs of increasing inflation, even though the Fed has struggled to get its preferred measure of inflation—the personal consumption expenditures price index—above 2%. Commodity prices were struck during 2018, although they somewhat recovered early in 2019. The U.S. dollar gained steadily over the fiscal year.

There were no tactical tilts during the reporting period as all previous exposures were closed before the start of the period.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT U.S. Managed Volatility, SIMT Global Managed Volatility, SIMT Multi-Asset Income, SIMT Multi-Asset Accumulation and SIMT Core Fixed Income outperformed the Fund’s primary benchmark. All other funds in the strategy lagged behind the Fund’s primary benchmark, even though they contributed to absolute Fund performance.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2019

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	2.75%	2.21%	1.77%	2.43%	2.20%
Defensive Strategy Fund, Class I	2.44%	1.90%	1.48%	2.03%	1.95%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	3.03%	1.32%	1.22%	1.59%	2.33%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	2.09%	1.14%	0.71%	0.40%	1.27%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 9.22%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

Of the top contributors, the SIMT U.S. Managed Volatility Fund led the way and outperformed the S&P 500 Index, which rebounded strongly after the fourth-quarter correction. The SIMT Real Estate Fund also outperformed the S&P 500 Index and contributed as U.S. real-estate prices ground higher while yields fell over the second half of the fiscal year.

The SIMT High Yield Bond Fund contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period. However, the SIMT High Yield Bond Fund lagged the primary benchmark.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	9.22%	8.41%	7.18%	14.02%	7.35%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	3.03%	1.32%	1.22%	1.59%	2.33%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	2.09%	1.14%	0.71%	0.40%	1.27%

8	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 3.04%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 4.48%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund and SIMT U.S. Fixed Income Fund. All three funds had positive absolute returns with the largest contribution coming from SIMT Core Fixed Income, followed by SIMT Multi-Asset Capital Stability.

Of the top contributors, the SIMT U.S. Managed Volatility Fund and the SIMT Global Managed Volatility Fund led the way; both outperformed the S&P 500 Index, which rebounded strongly after the fourth-quarter correction.

SIMT Multi-Asset Income Fund, SIMT Conservative Income Fund and SIMT Multi-Asset Accumulation Fund all delivered positive returns as performance earlier in 2018 and the rebound in 2019 offset a challenging fourth quarter and a tough environment for commodities.

SIMT Multi-Asset Inflation Managed Fund, SIMT Real Return Fund and SIMT High Yield Bond Fund were the lowest positive-performing contributors to overall performance, while the SIT Emerging Markets Debt Portfolio was the sole detractor. Inflation expectations stayed subdued, but started to creep up marginally as incoming data showed small signs of increasing inflation, even though the Fed struggled to get its preferred inflation measure—the personal consumption expenditures index—above 2%. Credit spreads widened in late 2018 and then contracted in early 2019 while oil prices rose in the first quarter of 2019. Commodity prices were hit hard during 2018, although they recovered somewhat in 2019; the U.S. dollar performed well within 2018 and was close to flat over the fiscal period’s final quarter.

The Fund maintained one tactical tilt during the fiscal year. An overweight to the SIT Emerging Markets Debt Fund and underweight to the SIMT High Yield Bond Fund was initially implemented in February of 2018. The tilt was put on due to tighter credit spreads in high yield relative to emerging-market debt. The trade detracted from Fund performance during the period. However, the positioning remains active as we believe the environment is still conducive to outperformance of emerging markets in the credit space over high-yield credit in the U.S.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT U.S. Managed Volatility, SIMT Global Managed Volatility, SIMT Multi-Asset Income, SIMT Multi-Asset Accumulation, SIMT High Yield Bond and SIMT Core Fixed Income Funds all outperformed the Fund’s primary benchmark. All other funds in the strategy lagged behind the Fund’s primary benchmark, even though each—except SIT Emerging Markets Debt—contributed to absolute Fund performance.

10	SEI Asset Allocation Trust / Annual Report / March 31, 2019

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	3.04%	3.37%	2.75%	5.00%	3.25%
Conservative Strategy Fund, Class D	2.28%	2.60%	1.96%	4.03%	2.50%
Conservative Strategy Fund, Class I	2.83%	3.13%	2.51%	4.74%	3.12%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	5.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	3.03%	1.32%	1.24%	1.59%	4.00%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	2.09%	1.14%	0.71%	0.40%	1.27%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the Fund) seeks to generate investment income while providing an opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 9.78%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

Of the top contributors, the SIMT U.S. Managed Volatility Fund led the way and outperformed the S&P 500 Index, which rebounded strongly after the fourth-quarter correction. The SIMT Real Estate Fund also outperformed the S&P 500 Index and contributed as U.S. real-estate prices ground higher while yields fell over the second half of the fiscal year.

The SIMT High Yield Bond Fund contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period. However, the SIMT High Yield Bond Fund lagged the primary benchmark.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it outperformed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	9.78%	8.39%	7.49%	14.34%	7.94%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	5.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	3.03%	1.32%	1.22%	1.59%	2.33%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	2.09%	1.14%	0.71%	0.40%	1.27%

12	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****The	Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 3.72%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 4.48%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SIMT U.S. Fixed Income Fund, SIMT Multi-Asset Accumulation Fund and SIMT Global Managed Volatility Fund. The largest contributors were the SIMT U.S. Managed Volatility, SIMT Global Managed Volatility, SIMT Core Fixed Income and the SIMT Multi-Asset Accumulation funds.

U.S. equity markets strongly rebounded after the fourth quarter correction and short term yields rose over the period while back end yields fell, causing a flatter curve. The U.S. Managed Volatility Fund withstood the volatile markets and outperformed the S&P 500 Index, which rebounded strongly after the fourth-quarter correction. Low volatility equity outperformed in the fourth quarter of 2018 but underperformed in the first quarter of 2019 when equity markets rebounded. Fixed income also performed well during the period as yields generally fell over the second half of the reporting year.

The SIMT Multi-Asset Income Fund, SIMT Capital Stability Fund and SDIT Short Duration Government Fund all delivered positive returns as performance earlier in 2018 and the rebound in 2019 offset a challenging fourth quarter, while shorter-term rates rose and stabilized in the fourth quarter of 2018 and first quarter of 2019.

The SIMT Multi-Asset Inflation Managed Fund and SIMT Real Return Fund were the lowest positive-performing contributors to overall performance, while the SIT Emerging Markets Debt Portfolio was the sole detractor. Inflation expectations stayed subdued but started to creep up marginally as incoming data showed small signs of increasing inflation, even though the Fed has struggled to get its preferred inflation indicator—the personal consumption expenditures index—above 2%. Credit spreads widened in late 2018 and then contracted in early 2019, while oil prices rose in the first quarter of 2019. Commodity prices overall were hit hard during 2018, although they recovered somewhat in 2019, while the U.S. dollar performed well for most of the fiscal year.

The Fund maintained two tactical tilts during the fiscal year. An overweight to the SIT Emerging Markets Debt Fund and underweight to the SIMT High Yield Bond Fund was initially implemented in February of 2018. The tilt was put on due to tighter credit spreads in high yield relative to emerging-market debt. The trade detracted from Fund performance during the period. However, the positioning remains active as we believe the environment is still conducive to outperformance of emerging markets in the credit space over high-yield credit in the U.S. The other tilt, an overweight to the SIMT Large Cap Value Fund with an underweight to the SIMT Large Cap Fund, was first initiated in October 2017 due to the valuation differentials

14	SEI Asset Allocation Trust / Annual Report / March 31, 2019

between value and growth stocks. This position detracted from performance over the fiscal year.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT U.S. Managed Volatility, SIMT Global Managed Volatility, SIMT Multi-Asset Income, SIMT Multi-Asset Accumulation, SIMT High Yield Bond and SIMT Core Fixed Income Funds all outperformed the Fund’s primary benchmark. All other funds in the strategy lagged behind the Fund’s primary benchmark, even though each—except SIT Emerging Markets Debt—contributed to absolute Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	3.72%	4.92%	3.99%	7.65%	4.62%
Moderate Strategy Fund, Class D	2.87%	4.12%	3.18%	6.67%	3.55%
Moderate Strategy Fund, Class I	3.35%	4.63%	3.72%	7.37%	4.52%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index****	3.03%	1.32%	1.22%	1.59%	2.33%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index

¹

For the year ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 7.32%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

Of the top contributors, the SIMT U.S. Managed Volatility Fund led the way and outperformed the S&P 500 Index, which rebounded strongly after the fourth-quarter correction. The SIMT Real Estate Fund also outperformed and contributed as U.S. real-estate prices ground higher while yields fell over the second half of the fiscal year.

The SIMT Tax-Managed Large Cap Fund contributed to absolute performance as U.S. equities strongly rebounded in the first quarter of 2019 in spite of the late-2018 correction; however, the Fund lagged the primary benchmark. The SIMT High Yield Bond Fund also contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period. However, the SIMT High Yield Bond Fund also lagged the primary benchmark.

The SIT International Equity Fund detracted during the period as international markets struggled to recover after a challenging fourth quarter, and questions remained regarding the strength of the global economy.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	7.32%	9.15%	7.49%	13.80%	7.74%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	2.33%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	3.03%	1.32%	1.22%	1.59%	1.27%

16	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 0.42%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SIMT Large Cap Fund, SIMT International Equity Fund and SIMT Multi-Asset Accumulation Fund. The SIMT Large Cap Fund contributed the most to absolute return over all allocations, followed by the SIMT Multi-Asset Accumulation Fund and SIMT Dynamic Asset Allocation Fund. U.S. equity markets strongly rebounded in the first quarter of 2019 after a fourth-quarter correction in 2018. The SIMT Dynamic Asset Allocation Fund benefited from its beta to large-cap U.S. equities but had negative alpha over the period as an overweight to U.S. large-cap value stocks relative to an underweight to U.S. large-cap growth stocks detracted from performance. A long position in commodities also hurt performance as commodities sold off in 2018 before slightly recovering in the first quarter of 2019.

The SIMT Core Fixed Income Fund and SIMT High Yield Bond Fund added to performance as credit spreads that widened in late 2018 contracted in early 2019. Fixed income also performed well during the period as yields generally fell over the second half of the reporting year. The SIMT Small Cap Fund was the lowest positive contributor to overall performance while the SIT Emerging Markets Debt Fund, SIT Emerging Markets Equity Fund and SIT International Equity Fund were the sole detractors. Inflation expectations stayed subdued but started to creep up marginally as incoming data showed small signs of increasing inflation, even though the Fed has struggled to get its preferred inflation indicator—the personal consumption expenditures index—above 2%. Commodity prices overall were hit hard during 2018, although they recovered somewhat in 2019, while the U.S. dollar performed well for most of the fiscal year. Small-cap equities were hit much harder during the correction in late 2018, while international equities have not recovered to the same extent that large-cap U.S. equities have in 2019.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to their primary benchmarks. The main relative detractors were the SIT Emerging Markets Equity Fund and SIT International Equity Fund. However, all allocations failed to outperform the Fund’s primary benchmark.

18	SEI Asset Allocation Trust / Annual Report / March 31, 2019

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	0.42%	8.20%	5.05%	11.23%	5.96%
Aggressive Strategy Fund, Class D	-0.36%	7.39%	4.26%	10.23%	4.89%
Aggressive Strategy Fund, Class I	0.18%	7.90%	4.79%	10.95%	5.64%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index

[1]

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

II. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 1.68%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 9.50%.

III. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer- term yields fell, causing a flatter curve.

Of the top contributors, the SIMT Tax-Managed Large Cap Fund led the way as U.S. equity markets strongly rebounded after the fourth-quarter correction. The SIMT High Yield Bond Fund also contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period.

The SIT Emerging Markets Equity Fund and SIT Emerging Markets Debt Fund both detracted from performance. These markets were hurt by a stronger U.S. dollar, weaker commodity markets, and the challenging risk-off environment that occurred during late 2018. They did not participate in the subsequent rally as much as other assets. The SIMT Small Cap Fund also detracted as small-cap equities were hit much harder during the correction in late 2018. The SIT International Equity Fund was the largest detractor over the period as international markets struggled to recover after a challenging fourth quarter and questions remained regarding the strength of the global economy.

There were no allocations that outperformed the Fund’s primary benchmark, the S&P 500 Index.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	1.68%	9.90%	6.10%	12.76%	7.06%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.96%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%

20	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 2.08%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 4.48%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund. Of the three, SDIT Short-Duration Government Fund contributed the most to absolute return, followed by SIMT Multi-Asset Capital Stability Fund.

The most significant contributors after SDIT Short-Duration Government Fund and SIMT Multi-Asset Capital Stability Fund were SIMT U.S. Managed Volatility Fund and SIMT Conservative Income Fund, driven by the strong rebound in U.S. equity markets after the fourth-quarter correction, as well as a rise in short-term yields over the period as the yield curve flattened. The U.S. Managed Volatility Fund withstood the volatile markets, outperforming both the Fund’s primary benchmark and the S&P 500 Index.

Funds with sensitivity to shorter yields also performed well as these yields produced positive income and were relatively anchored as longer-term yields fell. SIMT Global Managed Volatility Fund and SIMT Core Fixed Income Fund both benefited as lower-volatility asset classes held up during the correction and eventual recovery. SIMT Multi-Asset Inflation Managed Fund and SIMT Real Return Fund contributed the least to overall Fund performance but still managed positive returns. Inflation expectations have stayed subdued but have started to creep up marginally; incoming data shows small signs of increasing inflation, even though the Fed has struggled to get its preferred measure of inflation—the personal consumption expenditures price index—above 2%. Commodity prices were struck during 2018, although they somewhat recovered early in 2019. The U.S. dollar gained steadily over the fiscal year.

There were no tactical tilts during the reporting period as all previous exposures were closed before the start of the period.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT Large Cap, SIMT Dynamic Asset Allocation, SIMT Multi-Asset Income, SIMT Multi-Asset Accumulation, SIMT High Yield Bond and SIMT Core Fixed Income Funds outperformed the Fund’s primary benchmark. All other funds in the strategy lagged behind the Fund’s primary benchmark, even though each—except SIT Emerging Markets Debt, SIT Emerging Markets Equity and SIT International Equity—contributed to absolute Fund performance.

22	SEI Asset Allocation Trust / Annual Report / March 31, 2019

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	2.08%	5.93%	3.83%	8.04%	4.98%
Core Market Strategy Fund, Class I	2.30%	5.86%	4.10%	8.18%	5.21%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2019, the Fund’s Class F shares returned 1.64%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

Of the top contributors, the SIMT Tax-Managed Large Cap Fund led the way as U.S. equity markets strongly rebounded after the fourth-quarter correction. The SIMT High Yield Bond Fund also contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period.

The SIT Emerging Markets Equity Fund and SIT Emerging Markets Debt Fund both detracted from performance. These markets were hurt by a stronger U.S. dollar, weaker commodity markets, and the challenging risk-off environment that occurred during late 2018. They did not participate in the subsequent rally as much as other assets. The SIMT Small Cap Fund also detracted as small-cap equities were hit much harder during the correction in late 2018. The SIT International Equity Fund was the largest detractor over the period as international markets struggled to recover after a challenging fourth quarter and questions remained regarding the strength of the global economy.

There were no allocations that outperformed the Fund’s primary benchmark, the S&P 500 Index.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	1.64%	9.89%	6.11%	12.74%	6.53%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	xxx%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	xxx%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	xxx%

24	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 1.42%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

The Fund’s largest allocations were in the SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund and SIT International Equity Fund. SIMT Large Cap contributed the most to absolute returns, followed by SIMT Multi-Asset Accumulation and SIMT Core Fixed Income Funds. U.S. equity markets strongly rebounded at the start of 2019 after the fourth-quarter correction in 2018. Fixed income also performed well during the period as yields generally fell over the second half of the reporting year.

The SIMT Dynamic Asset Allocation Fund benefited from its beta to large-cap U.S. equities but had negative alpha over the period as an overweight to U.S. large-cap value stocks relative to an underweight to U.S. large-cap growth stocks detracted from performance. A long position in commodities also hurt performance as commodities sold off in 2018 before slightly recovering in the first quarter of 2019.

The SIMT Multi-Asset Income Fund and SIMT High Yield Bond Fund added to performance as credit spreads that widened in late 2018 contracted in early 2019. The SIMT Small Cap Fund and SIMT Multi-Asset Inflation Managed Fund were the two lowest positive contributors to overall performance, while SIT Emerging Markets Debt Fund, SIT Emerging Markets Equity and SIT International Equity Funds detracted. Inflation expectations stayed subdued but started to creep up marginally as incoming data showed small signs of increasing inflation, even though the Fed has struggled to get its preferred inflation indicator—the personal consumption expenditures index—above 2%. Commodity prices overall were hit hard during 2018, although they recovered somewhat in 2019, while the U.S. dollar performed well for most of the fiscal year. Small-cap equities were hit much harder during the correction in late 2018, while international equities have not recovered to the same extent that large-cap U.S. equities have in 2019.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to the primary benchmark. The main relative detractors were the SIT Emerging Markets Equity Fund and SIT International Equity Fund. However, all allocations failed to outperform the Fund’s primary benchmark.

26	SEI Asset Allocation Trust / Annual Report / March 31, 2019

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	1.42%	6.76%	4.18%	9.33%	5.22%
Market Growth Strategy Fund, Class D	0.66%	5.99%	3.41%	8.37%	4.16%
Market Growth Strategy Fund, Class I	1.18%	6.51%	3.92%	9.05%	4.95%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

[1]

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2019 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2019, the Fund’s Class F shares returned 1.66%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned 9.50%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after an interesting 2018 and first quarter of 2019. A sharp correction in equity markets during the fourth quarter of 2018 saw many global equity indexes approach or breach bear market territory; however, the ensuing rebound during the first quarter of 2019 was the largest in more than 20 years for U.S. markets. As noted in the shareholder letter, the U.S. Treasury yield curve inverted in the first quarter of 2019, raising investor concerns about the equity bull market’s health. Political tensions and trade issues remained as Brexit uncertainty and U.S.-China negotiations continued. U.S. equity markets produced positive returns over the full reporting period while international and emerging-markets equity and emerging-market debt struggled. The Federal Reserve (Fed) raised the federal-funds rate to 2.5% in December, its fourth hike in 2018 and third of the reporting period; the central bank held rates steady at the start of 2019 while signaling an end to the quantitative tightening cycle. Short-term yields rose over the period while longer-term yields fell, causing a flatter curve.

Of the top contributors, the SIMT Tax-Managed Large Cap Fund led the way as U.S. equity markets strongly rebounded after the fourth-quarter correction. The SIMT High Yield Bond Fund also contributed to absolute performance as spreads that had widened in late 2018 contracted in early 2019, and oil prices rose in the final quarter of the fiscal period.

The SIT Emerging Markets Equity Fund and SIT Emerging Markets Debt Fund both detracted from performance. These markets were hurt by a stronger U.S. dollar, weaker commodity markets, and the challenging risk-off environment that occurred during late 2018. They did not participate in the subsequent rally as much as other assets. The SIMT Small Cap Fund also detracted as small-cap equities were hit much harder during the correction in late 2018. The SIT International Equity Fund was the largest detractor over the period as international markets struggled to recover after a challenging fourth quarter and questions remained regarding the strength of the global economy.

There were no allocations that outperformed the Fund’s primary benchmark, the S&P 500 Index.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	1.66%	9.90%	6.11%	12.77%	6.80%
S&P 500 Index*	9.50%	13.51%	10.91%	15.92%	8.93%
Bloomberg Barclays U.S. Aggregate Bond Index**	4.48%	2.03%	2.74%	3.77%	4.00%
MSCI EAFE Index***	-3.22%	7.80%	2.81%	9.47%	5.96%

28	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹

For the period ended March 31, 2019. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	29

SCHEDULE OF INVESTMENTS

March 31, 2019

Defensive Strategy Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 56.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	583,512	$5,987
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	299,378	2,994
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	106,909	1,197
SEI Institutional Managed Trust Real Return Fund, Cl Y	100,039	996

Total Fixed Income Funds (Cost $11,324) ($ Thousands)		11,174

Multi-Asset Funds — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	393,226	3,991
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	92,481	998
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	120,258	996

Total Multi-Asset Funds (Cost $6,105) ($ Thousands)		5,985

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	92,168	998
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	47,257	799

Total Equity Funds (Cost $1,825) ($ Thousands)		1,797

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 2.220%**	997,899	998

Total Money Market Fund (Cost $998) ($ Thousands)		998

Total Investments in Securities — 100.0% (Cost $20,252) ($ Thousands)		$19,954

Percentages are based on Net Assets of $19,952 ($ Thousands).

** Rate shown is the 7-day effective yield as of March 31, 2019.

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2019

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales*	Realized Gain/(Loss)	Merger	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$8,598	$1,503	$(4,118)	$(118)	$—	$122	$5,987	583,511	$142	$—
SEI Institutional Managed Trust Conservative Income, Cl Y	4,298	753	(2,057)	—	—	—	2,994	299,377	70	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	200	(351)	(26)	1,394	(20)	1,197	106,909	25	—
SEI Institutional Managed Trust Real Return Fund, Cl Y	1,431	263	(686)	(7)	—	(5)	996	100,039	30	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,724	134	(520)	(20)	(1,394)	76	—		14	—
SEI Institutional Managed Trust Multi-Asset Capital Stability, Cl Y	5,734	934	(2,740)	(36)	—	99	3,991	393,226	26	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	1,434	279	(731)	(1)	—	17	998	92,481	39	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,436	292	(726)	(104)	—	98	996	120,257	21	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,439	394	(803)	(10)	—	(22)	998	92,167	32	66
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,154	340	(688)	1	—	(8)	799	47,257	19	80
SEI Daily Income Trust Government Fund, Cl F	1,432	248	(682)	—	—	—	998	997,899	20	—

Totals	$28,680	$5,340	$(14,102)	$(321)	$—	$357	$19,954	2,833,123	$438	$146

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(14,101).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	31

SCHEDULE OF INVESTMENTS

March 31, 2019

Defensive Strategy Allocation Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 60.0%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	103,427	$1,634
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	193,391	3,269

Total Equity Funds (Cost $4,363) ($ Thousands)		4,903

Fixed Income Fund — 40.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	476,429	3,268

Total Fixed Income Fund (Cost $3,363) ($ Thousands)		3,268

Total Investments in Securities — 100.0% (Cost $7,726) ($ Thousands)		$8,171

Percentages are based on Net Assets of $8,168 ($ Thousands).

Cl — Class

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, CL Y	$2,028	$771	$(1,233)	$(105)	$173	$1,634	103,427	$ 26	$182
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	4,052	1,309	(2,070)	11	(33)	3,269	193,391	59	268
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	4,048	1,378	(2,087)	(152)	81	3,268	476,429	178	43

Totals	$10,128	$3,458	$(5,390)	$(246)	$221	$8,171	773,247	$263	$493

32	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Conservative Strategy Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 51.0%
SDIT Short Duration Government Fund Short Duration Government Fund, Cl Y	1,155,592	$11,856
SDIT Ultra Short Duration Bond Fund Ultra Short Duration Bond Fund, Cl Y	339,076	3,164
SEI Institutional International Trust - Emerging Markets Debt Fund Emerging Markets Debt Fund, Cl Y	403,635	3,915
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	790,820	7,908
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	847,587	9,493
SEI Institutional Managed Trust - High Yield Bond Fund High Yield Bond Fund, Cl Y	115,522	793
SEI Institutional Managed Trust - Real Return Fund Real Return Fund, Cl Y	317,014	3,157

Total Fixed Income Funds (Cost $40,930) ($ Thousands)		40,286

Multi-Asset Funds — 31.0%
SEI Institutional Managed Trust - Multi- Asset Accumulation Fund Multi-Asset Accumulation Fund, Cl Y	239,459	2,373
SEI Institutional Managed Trust - Multi-Asset Capital Stability Fund Multi-Asset Capital Stability Fund, Cl Y	1,323,840	13,437
SEI Institutional Managed Trust - Multi-Asset Income Fund Multi-Asset Income Fund, Cl Y	439,670	4,744
SEI Institutional Managed Trust - Multi-Asset Inflation Managed Fund Multi-Asset Inflation Managed Fund, Cl Y	475,689	3,939

Total Multi-Asset Funds (Cost $24,872) ($ Thousands)		24,493

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	803,116	8,698
SEI Institutional Managed Trust - U.S. Managed Volatility Fund U.S. Managed Volatility Fund, Cl Y	327,815	5,540

Total Equity Funds (Cost $14,356) ($ Thousands)		14,238

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)

Total Investments in Securities — 100.0% (Cost $80,158) ($ Thousands)		$79,017

Percentages are based on Net Assets of $79,002 ($ Thousands).

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of a reorganization.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	33

SCHEDULE OF INVESTMENTS

March 31, 2019

Conservative Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales*	Realized Gain/(Loss)	Merger	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$ 12,811	$1,074	$(2,047)	$(70)	$—	$ 88	$11,856	1,155,591	$ 261	$ —
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	3,417	292	(552)	(2)	—	9	3,164	339,076	80	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	4,273	798	(816)	(78)	—	(262)	3,915	403,634	105	—
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	8,540	735	(1,367)	—	—	—	7,908	790,820	175	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	559	(1,494)	(96)	10,671	(147)	9,493	847,586	194	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	854	124	(165)	(19)	—	(1)	793	115,521	46	13
SEI Institutional Managed Trust Real Return Fund, Cl Y	3,416	305	(535)	(9)	—	(20)	3,157	317,014	88	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	10,278	424	(408)	(7)	(10,671)	384	—	—	103	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,570	303	(524)	(18)	—	42	2,373	239,458	74	6
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	14,520	916	(2,210)	(35)	—	246	13,437	1,323,839	84	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	5,125	482	(936)	(10)	—	83	4,744	439,670	174	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	4,274	416	(714)	(125)	—	88	3,939	475,689	81	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	9,388	2,240	(2,610)	(19)	—	(301)	8,698	803,116	267	573
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	5,972	1,527	(1,909)	9	—	(59)	5,540	327,815	110	548

Totals	$85,438	$10,195	$(16,287)	$(479)	$—	$150	$79,017	7,578,829	$1,842	$1,140

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(16,283).

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Conservative Strategy Allocation Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 67.0%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	552,540	$8,730
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,061,913	17,947

Total Equity Funds (Cost $23,227) ($ Thousands)		26,677

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 33.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,918,824	$13,163

Total Fixed Income Fund (Cost $13,464) ($ Thousands)		13,163

Total Investments in Securities — 100.0% (Cost $36,691) ($ Thousands)		$39,840

Percentages are based on Net Assets of $39,828 ($ Thousands).

Cl — Class

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, Cl y	$8,753	$1,822	$(2,060)	$(250)	$465	$8,730	552,540	$138	$1,098
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	17,741	2,730	(2,181)	60	(403)	17,947	1,061,913	331	1,756
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	12,960	2,042	(1,495)	(92)	(252)	13,163	1,918,824	743	204

Totals	$39,454	$6,594	$(5,736)	$(282)	$(190)	$39,840	3,533,277	$1,212	$3,058

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	35

SCHEDULE OF INVESTMENTS

March 31, 2019

Moderate Strategy Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 36.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,356,322	$13,916
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	559,313	5,218
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,068,977	10,369
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	2,490,432	27,893
SEI Institutional Managed Trust Real Return Fund, Cl Y	523,446	5,214

Total Fixed Income Funds (Cost $65,206) ($ Thousands)		62,610

Multi-Asset Funds — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,638,490	26,147
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,714,209	17,399
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	806,755	8,705
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,047,819	8,676

Total Multi-Asset Funds (Cost $63,117) ($ Thousands)		60,927

Equity Funds — 29.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	2,409,023	26,090
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	302,605	6,929
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,031,638	17,435

Total Equity Funds (Cost $51,136) ($ Thousands)		50,454

Total Investments in Securities — 100.0%
(Cost $179,459) ($ Thousands)		$173,991

Percentages are based on Net Assets of $173,955 ($ Thousands).

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of a reorganization.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2019

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales*	Merger	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short-Duration Government Fund, Cl Y	$16,146	$820	$(3,067)	$—	$(39)	$56	$13,916	1,356,322	$318	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	6,052	323	(1,168)	—	(2)	13	5,218	559,313	136	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	12,146	1,391	(2,213)	—	(96)	(859)	10,369	1,068,977	288	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	1,369	(4,913)	32,393	(69)	(887)	27,893	2,490,432	590	—
SEI Institutional Managed Trust Real Return Fund, Cl Y	6,058	320	(1,111)	—	(4)	(49)	5,214	523,446	151	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	32,425	567	(1,917)	(32,393)	(13)	1,331	—	—	315	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	30,265	1,751	(6,062)	—	33	160	26,147	2,638,490	837	69
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	20,163	581	(3,605)	—	167	93	17,399	1,714,209	111	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	10,059	531	(2,007)	—	24	98	8,705	806,755	335	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	10,109	497	(1,843)	—	(235)	148	8,676	1,047,819	184	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	29,990	4,636	(7,491)	—	867	(1,912)	26,090	2,409,023	839	1,781
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,930	59	(3,992)	—	49	(46)	—	—	11	—
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	3,950	5,739	(2,312)	—	124	(572)	6,929	302,605	142	594
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	19,956	3,945	(6,260)	—	2,928	(3,134)	17,435	1,031,638	364	1,794

Totals	$201,249	$22,529	$(47,961)	$—	$3,734	$(5,560)	$173,991	15,949,029	$4,621	$4,238

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(47,953).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	37

SCHEDULE OF INVESTMENTS

March 31, 2019

Moderate Strategy Allocation Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 82.1%
SEI Institutional International Trust International Equity Fund, Cl Y	725,743	$7,620
SEI Institutional Managed Trust Real Estate Fund, Cl Y	487,333	7,700
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	581,258	15,363
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	2,327,222	39,330

Total Equity Funds (Cost $48,959) ($ Thousands)		70,013

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 17.9%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,233,634	$15,323

Total Fixed Income Fund (Cost $16,231) ($ Thousands)		15,323

Total Investments in Securities — 100.0% (Cost $65,190) ($ Thousands)		$85,336

Percentages are based on Net Assets of $85,313 ($ Thousands).

Cl — Class

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amount designated as “-“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust International Equity Fund, Cl Y	$8,299	$1,276	$(1,286)	$39	$(708)	$7,620	725,743	$143	$—
SEI Institutional Managed Trust Real Estate Fund, Cl Y	8,336	1,716	(2,557)	(313)	518	7,700	487,333	128	1,005
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	16,467	1,272	(3,087)	544	167	15,363	581,258	189	107
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	42,479	6,090	(8,616)	209	(832)	39,330	2,327,222	765	3,883
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	16,557	2,379	(3,190)	(279)	(144)	15,323	2,233,634	910	242

Totals	$92,138	$12,733	$(18,736)	$200	$(999)	$85,336	6,355,190	$2,135	$5,237

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Aggressive Strategy Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 62.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,180,339	$13,609
SEI Institutional International Trust International Equity Fund, Cl Y	3,857,849	40,508
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,231,004	15,622
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,046,714	40,978
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,046,163	11,696

Total Equity Funds (Cost $112,614) ($ Thousands)		122,413

Multi-Asset Fund — 20.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,963,656	39,280

Total Multi-Asset Fund (Cost $39,589) ($ Thousands)		39,280

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds — 17.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,198,529	$11,625
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	878,932	9,844
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,716,444	11,775

Total Fixed Income Funds (Cost $34,663) ($ Thousands)		33,244

Total Investments in Securities — 100.0% (Cost $186,866) ($ Thousands)		$194,937

Percentages are based on Net Assets of $194,875 ($ Thousands).

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of a reorganization.

As of March 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Merger	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$15,940	$2,185	$(2,413)	$—	$(259)	$(1,844)	$13,609	1,180,339	$136	$—
SEI Institutional International Trust International Equity Fund, Cl Y	48,346	3,145	(6,979)	—	161	(4,165)	40,508	3,857,849	797	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	18,205	1,225	(4,508)	—	605	95	15,622	1,231,004	341	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	47,477	8,672	(12,536)	—	378	(3,013)	40,978	3,046,714	626	4,966
SEI Institutional Managed Trust Small Cap Fund, Cl Y	13,570	3,140	(3,884)	—	38	(1,168)	11,696	1,046,163	—	1,452
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	46,508	2,553	(9,940)	—	(1,069)	1,228	39,280	3,963,656	1,180	102
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	14,031	2,275	(3,518)	—	(339)	(824)	11,625	1,198,529	330	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	757	(2,550)	12,146	(184)	(325)	9,844	878,932	208	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	13,958	1,581	(3,442)	—	(363)	41	11,775	1,716,444	742	190
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	11,699	528	(704)	(12,146)	(20)	643	—	—	114	—

Totals	$229,734	$26,061	$(50,474)	$—	$(1,052)	$(9,332)	$194,937	18,119,630	$4,474	$6,710

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	39

SCHEDULE OF INVESTMENTS

March 31, 2019

Tax-Managed Aggressive Strategy Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	132,766	$1,531
SEI Institutional International Trust International Equity Fund, Cl Y	1,158,446	12,164
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	1,620,597	42,832
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	517,915	10,721

Total Equity Funds (Cost $41,391) ($ Thousands)		67,248

Fixed Income Funds — 11.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	311,290	3,019

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	891,380	$6,115

Total Fixed Income Funds (Cost $9,599) ($ Thousands)		9,134

Total Investments in Securities — 100.0% (Cost $50,990) ($ Thousands)		$76,382

Percentages are based on Net Assets of $76,364 ($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S.

GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$1,513	$337	$(123)	$(23)	$(173)	$1,531	132,766	$14	$—
SEI Institutional International Trust International Equity Fund, Cl Y	12,233	1,739	(742)	54	(1,120)	12,164	1,158,446	221	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	42,137	2,049	(3,160)	518	1,288	42,832	1,620,597	505	291
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	10,617	1,969	(914)	246	(1,197)	10,721	517,915	43	762
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,085	665	(483)	(48)	(200)	3,019	311,290	74	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,150	985	(845)	(114)	(61)	6,115	891,380	352	96

Totals	$75,735	$7,744	$(6,267)	$633	$(1,463)	$76,382	4,632,394	$1,209	$1,149

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Core Market Strategy Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 34.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	484,683	$4,702
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	2,114,041	23,677
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	692,549	4,751

Total Fixed Income Funds (Cost $33,193) ($ Thousands)		33,130

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,911,742	18,945
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	438,730	4,734
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	912,824	7,558

Total Multi-Asset Funds (Cost $31,858) ($ Thousands)		31,237

Equity Funds — 32.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	247,846	2,858
SEI Institutional International Trust International Equity Fund, Cl Y	904,273	9,495
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	374,432	4,751
SEI Institutional Managed Trust Large Cap Fund, Cl Y	777,819	10,462
SEI Institutional Managed Trust Small Cap Fund, Cl Y	254,816	2,849

Total Equity Funds (Cost $25,738) ($ Thousands)		30,415

Total Investments in Securities — 100.0% (Cost $90,789) ($ Thousands)		$94,782

Percentages are based on Net Assets of $94,760 ($ Thousands).

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of a reorganization.

As of March 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “-“ are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	41

SCHEDULE OF INVESTMENTS

March 31, 2019

Core Market Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales*	Merger	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$5,309	$938	$(1,113)	$—	$(88)	$(344)	$4,702	484,683	$127	$—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	1,777	(4,409)	26,525	(256)	40	23,677	2,114,041	484	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	5,292	587	(1,004)	—	(18)	(106)	4,751	692,549	284	75
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	26,634	809	(1,436)	(26,525)	(84)	602	—	—	262	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	21,209	1,095	(3,481)	—	(158)	280	18,945	1,911,742	571	48
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	5,279	408	(1,012)	—	(12)	71	4,734	438,730	178	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	8,490	664	(1,525)	—	(272)	201	7,558	912,824	151	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	3,111	680	(539)	—	(23)	(371)	2,858	247,846	28	—
SEI Institutional International Trust International Equity Fund, Cl Y	10,503	1,716	(1,882)	—	75	(917)	9,495	904,273	183	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	5,167	927	(1,558)	—	193	22	4,751	374,432	107	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	11,295	3,491	(3,718)	—	44	(650)	10,462	777,819	153	1,223
SEI Institutional Managed Trust Small Cap Fund, Cl Y	3,089	1,132	(1,118)	—	(38)	(216)	2,849	254,816	—	340

Totals	$105,378	$14,224	$(22,795)	$—	$(637)	$(1,388)	$94,782	9,113,755	$2,528	$1,686

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(22,791).

The accompanying notes are an integral part of the financial statements.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Core Market Strategy Allocation Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	48,014	$554
SEI Institutional International Trust International Equity Fund, Cl Y	419,423	4,404
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	588,200	15,546
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	187,241	3,876

Total Equity Funds (Cost $14,753) ($ Thousands)		24,380

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	112,893	1,095

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	323,378	$2,218

Total Fixed Income Funds (Cost $3,425) ($ Thousands)		3,313

Total Investments in Securities — 100.0% (Cost $18,178) ($ Thousands)		$27,693

Percentages are based on Net Assets of $27,686 ($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S.

GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “-“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value at 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$577	$196	$(142)	$(10)	$(67)	$554	48,014	$6	$—
SEI Institutional International Trust International Equity Fund, Class Y	4,614	1,128	(917)	(41)	(380)	4,404	419,423	87	—
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y	16,149	1,763	(3,015)	268	381	15,546	588,200	195	113
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	4,038	895	(669)	4	(392)	3,876	187,241	16	301
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,151	370	(333)	(21)	(72)	1,095	112,893	28	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,305	630	(653)	(60)	(4)	2,218	323,378	133	37

Totals	$28,834	$4,982	$(5,729)	$140	$(534)	$27,693	1,679,149	$465	$451

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	43

SCHEDULE OF INVESTMENTS

March 31, 2019

Market Growth Strategy Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 44.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	810,877	$9,350
SEI Institutional International Trust International Equity Fund, Cl Y	3,326,954	34,933
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,108,218	14,063
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,791,468	37,545
SEI Institutional Managed Trust Small Cap Fund, Cl Y	625,317	6,991

Total Equity Funds (Cost $94,227) ($ Thousands)		102,882

Multi-Asset Funds — 31.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	4,709,467	46,671
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	864,108	9,323

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,244,430	$18,584

Total Multi-Asset Funds (Cost $78,104) ($ Thousands)		74,578

Fixed Income Funds — 24.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,193,737	11,579
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	2,914,289	32,640
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,705,051	11,697

Total Fixed Income Funds (Cost $57,146) ($ Thousands)		55,916

Total Investments in Securities — 100.0% (Cost $229,477) ($ Thousands)		$233,376

Percentages are based on Net Assets of $233,313 ($ Thousands).

Cl — Class

(A) On August 10, 2018, the shares of the U.S. Fixed Income Fund were transferred to the Core Fixed Income Fund as part of a reorganization.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “ – “ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales*	Realized Gain/(Loss)	Merger	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$11,089	$1,572	$(1,911)	$(163)	$—	$(1,237)	$9,350	810,877	$95	$—
SEI Institutional International Trust International Equity Fund, Cl Y	41,786	3,839	(7,345)	288	—	(3,635)	34,933	3,326,953	698	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	16,795	1,664	(5,045)	602	—	47	14,063	1,108,217	323	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	44,566	9,399	(14,101)	193	—	(2,512)	37,545	2,791,468	573	4,549
SEI Institutional Managed Trust Small Cap Fund, Cl Y	8,311	2,211	(2,856)	(168)	—	(507)	6,991	625,316	—	878
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	55,496	2,430	(11,505)	(988)	—	1,238	46,671	4,709,466	1,444	124
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	11,018	747	(2,555)	(53)	—	166	9,323	864,108	368	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	22,049	1,462	(4,750)	(849)	—	672	18,584	2,244,430	381	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	13,810	1,587	(2,666)	(351)	—	(801)	11,579	1,193,736	332	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	2,725	(8,541)	(579)	39,389	(354)	32,640	2,914,289	699	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	13,774	1,437	(3,191)	(351)	—	28	11,697	1,705,050	738	192
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	38,670	1,027	(1,625)	(39)	(39,389)	1,356	—	—	386	—

Totals	$277,364	$30,100	$(66,091)	$(2,458)	$—	$(5,539)	$233,376	22,293,910	$6,037	$5,743

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(66,082).

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SCHEDULE OF INVESTMENTS

March 31, 2019

Market Growth Strategy Allocation Fund

  Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	231,433	$2,669
SEI Institutional International Trust International Equity Fund, Cl Y	2,020,692	21,217
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	2,837,505	74,995
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	888,618	18,394

Total Equity Funds (Cost $71,338) ($ Thousands)		117,275

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	545,232	5,289
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,554,566	10,664

Total Fixed Income Funds (Cost $16,843) ($ Thousands)		15,953

Total Investments in Securities — 100.0% (Cost $88,181) ($ Thousands)		$133,228

Percentages are based on Net Assets of $133,196 ($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2019, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “-“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2019 ($ Thousands):

Security Description	Value 3/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,693	$474	$(156)	$(26)	$(316)	$2,669	231,433	$25	$—
SEI Institutional International Trust International Equity Fund, Class Y	21,685	2,325	(963)	86	(1,916)	21,217	2,020,692	383	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	75,346	3,818	(7,555)	1,510	1,876	74,995	2,837,505	889	500
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	18,881	2,843	(1,784)	600	(2,146)	18,394	888,618	75	1,308
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,441	1,040	(746)	(98)	(348)	5,289	545,232	133	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,878	1,699	(1,632)	(191)	(90)	10,664	1,554,566	618	163

Totals	$134,924	$12,199	$(12,836)	$1,881	$(2,940)	$133,228	8,078,046	$2,123	$1,971

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	45

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2019

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$19,954	$8,171	$79,017	$39,840
Income distribution receivable from affiliated funds	27	16	94	64
Receivable for investment securities sold	21	—	55	72
Receivable for fund shares sold	1	13	4	—
Receivable from administrator	1	1	4	3
Prepaid expenses	—	1	13	6
Total Assets	20,004	8,202	79,187	39,985
Liabilities:
Payable for investment securities purchased	26	28	94	68
Payable for fund shares redeemed	21	2	54	69
Investment advisory fees payable	2	1	7	3
Shareholder servicing fees payable	2	2	11	8
Distribution fees payable	—	—	3	—
Administrative servicing fees payable	—	—	—	—
Trustees’ fees payable	—	—	—	—
Accrued expenses	1	1	16	9
Total Liabilities	52	34	185	157
Net Assets	$19,952	$8,168	$79,002	$39,828
† Cost of investments in affiliated funds	$20,252	$7,726	$80,158	$36,691
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$20,449	$7,939	$80,289	$35,530
Total distributable earnings/(loss)	(497)	229	(1,287)	4,298
Net Assets	$19,952	$8,168	$79,002	$39,828
Net Asset Value, Offering and Redemption Price Per Share — Class F	$9.88	$14.25	$10.66	$13.21
	($19,624,064 ÷	($8,168,451 ÷	($74,319,915 ÷	($39,827,722 ÷
	1,986,505 shares)	573,125 shares)	6,972,724 shares)	3,015,534 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A	N/A	$10.64	N/A
			($3,699,827 ÷
			347,625 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.70	N/A	$10.85	N/A
	($327,786 ÷		($981,838 ÷
	33,780 shares)		90,513 shares)

(1) Net assets divided by shares do not calculate to the stated NAV because net asset and shares are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$173,991	$85,336	$194,937	$76,382	$94,782	$27,693	$233,376	$133,228
148	75	86	30	106	11	184	52
147	6	52	7	54	8	133	27
61	46	69	—	12	—	21	—
8	5	11	5	5	2	12	9
30	14	34	12	16	5	40	21
174,385	85,482	195,189	76,436	94,975	27,719	233,766	133,337

147	92	88	31	106	12	185	55
196	33	107	2	60	6	138	19
15	7	17	6	8	2	20	11
37	18	41	16	20	6	50	28
3	—	14	—	—	—	7	—
1	—	3	—	—	—	2	—
1	—	1	—	1	—	1	1
30	19	43	17	20	7	50	27
430	169	314	72	215	33	453	141
$173,955	$85,313	$194,875	$76,364	$94,760	$27,686	$233,313	$133,196
$179,459	$65,190	$186,866	$50,990	$90,789	$18,178	$229,477	$88,181

$179,103	$65,255	$185,802	$51,415	$92,711	$18,039	$230,960	$88,545
(5,148)	20,058	9,073	24,949	2,049	9,647	2,353	44,651
$173,955	$85,313	$194,875	$76,364	$94,760	$27,686	$233,313	$133,196
$12.17	$20.00	$14.76	$20.91	$11.52	$18.64	$12.96	$23.46
($168,079,346 ÷	($85,313,349 ÷	($172,137,814 ÷	($76,364,033 ÷	($94,759,781 ÷	($27,686,498 ÷	($221,526,221 ÷	($133,196,477 ÷
13,813,314 shares)	4,265,655 shares)	11,665,525 shares)	3,652,463 shares)	8,224,052 shares)	1,485,144 shares)	17,087,944 shares)	5,677,386 shares)
$12.13	N/A	$14.59	N/A	N/A	N/A	$12.89	N/A
($3,573,627 ÷		($14,086,503 ÷				($5,202,694 ÷
294,540 shares)		965,756 shares)				403,565 shares)
$12.50	N/A	$14.36	N/A	$12.63(1)	N/A	$12.76	N/A
($2,301,751 ÷		($8,650,438 ÷		($466 ÷		($6,583,815 ÷
184,071 shares)		602,528 shares)		37 shares)		515,926 shares)

SEI Asset Allocation Trust / Annual Report / March 31, 2019	47

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2019

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$438	$263	$1,842	$1,212
Expenses
Administration fees	33	12	122	59
Investment advisory fees	22	8	81	39
Shareholder servicing fees — Class F	54	19	192	98
Shareholder servicing fees — Class D	—	—	9	—
Shareholder servicing fees — Class I	1	—	2	—
Trustees’ fees	1	—	2	1
Administrative servicing fees — Class I	1	—	2	—
Distribution fees — Class D	—	—	28	—
Registration fees	8	3	26	12
Professional fees	3	1	13	7
Printing fees	2	1	11	5
Custodian/wire agent fees	1	—	5	2
Chief compliance officer fees	—	—	—	—
Pricing fees	—	—	—	—
Other expenses	1	—	3	1
Total expenses	127	44	496	224
Less:
Administration fees waived	(33)	(12)	(122)	(59)
Reimbursement from administrator	(15)	(5)	(58)	(28)
Waiver of shareholder servicing fees — Class F	(30)	—	(69)	—
Waiver of shareholder servicing fees — Class D	—	—	(1)	—
Waiver of shareholder servicing fees — Class I	(1)	—	(3)	—
Net Expenses	48	27	243	137
Net Investment Income	390	236	1,599	1,075
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	(321)	(246)	(479)	(282)
Capital gain distributions received from affiliated funds	146	493	1,140	3,058
Net change in unrealized appreciation (depreciation) from affiliated funds	357	221	150	(190)
Net Realized and Unrealized gain (loss) from Affiliated Funds	182	468	811	2,586
Net Increase (Decrease) in Net Assets Resulting from Operations	$572	$704	$2,410	$3,661

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$4,621	$2,135	$4,474	$1,209	$2,528	$465	$6,037	$2,123

280	132	320	113	148	43	383	200
186	88	213	76	98	29	256	133
451	219	473	189	246	72	609	333
9	—	35	—	—	—	14	—
7	—	26	—	—	—	16	—
5	2	5	2	2	1	6	3
7	—	26	—	—	—	16	—
26	—	104	—	—	—	42	—
61	28	71	23	32	9	86	39
29	14	33	12	16	5	39	22
24	12	28	11	13	4	33	19
11	5	12	4	6	2	14	8
1	—	1	—	—	—	1	1
—	—	—	—	—	—	—	—
6	3	7	2	3	1	8	4
1,103	503	1,354	432	564	166	1,523	762

(280)	(132)	(320)	(113)	(148)	(43)	(383)	(200)
(131)	(62)	(152)	(53)	(69)	(20)	(181)	(92)
(72)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
618	309	882	266	347	103	959	470
4,003	1,826	3,592	943	2,181	362	5,078	1,653

3,734	200	(1,052)	633	(637)	140	(2,458)	1,881
4,238	5,237	6,710	1,149	1,686	451	5,743	1,971
(5,560)	(999)	(9,332)	(1,463)	(1,388)	(534)	(5,539)	(2,940)
2,412	4,438	(3,674)	319	(339)	57	(2,254)	912
$6,415	$6,264	$(82)	$1,262	$1,842	$419	$2,824	$2,565

SEI Asset Allocation Trust / Annual Report / March 31, 2019	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18
Operations:
Net investment income	$390	$481	$236	$263
Net realized gain (loss) from sales of affiliated funds	(321)	103	(246)	(150)
Net realized (loss) on foreign currency transactions	—	(7)	—	—
Capital gain distributions received from affiliated funds	146	270	493	390
Net change in unrealized appreciation (depreciation) from affiliated funds	357	(386)	221	(238)
Net change in unrealized (depreciation) on foreign currency translation	—	(2)	—	—
Net Increase in Net Assets Resulting from Operations	572	459	704	265
Distributions:(1)
Class F	(390)	(541)	(551)	(561)
Class D	N/A	N/A	N/A	N/A
Class I	(7)	(9)	N/A	N/A
Total Dividends and Distributions	(397)	(550)	(551)	(561)
Capital Share Transactions:(2)
Class F
Proceeds from shares issued	6,200	7,048	3,173	4,510
Reinvestment of dividends & distributions	386	532	510	526
Cost of shares redeemed	(15,338)	(11,774)	(5,793)	(2,956)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(8,752)	(4,194)	(2,110)	2,080
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	141	112	N/A	N/A
Reinvestment of dividends & distributions	7	9	N/A	N/A
Cost of shares redeemed	(294)	(629)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(146)	(508)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(8,898)	(4,702)	(2,110)	2,080
Net Increase (Decrease) in Net Assets	(8,723)	(4,793)	(1,957)	1,784
Net Assets:
Beginning of Year	28,675	33,468	10,125	8,341
End of Year(3)	$19,952	$28,675	$8,168	$10,125

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	For Capital share Transactions see footnote 4 in the notes to financial statements.
(3)

Includes undistributed (distributed in excess of) net investment income of $68, $45, $235, $144, $599 and $140, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements

50	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18

$1,599	$1,564	$1,075	$1,204	$4,003	$3,199	$1,826	$1,909
(479)	1,074	(282)	(208)	3,734	4,463	200	572
—	(20)	—	—	—	(96)	—	—
1,140	1,425	3,058	2,210	4,238	5,558	5,237	4,231
150	(1,503)	(190)	(1,423)	(5,560)	(3,696)	(999)	658
—	(5)	—	—	—	(22)	—	—
2,410	2,535	3,661	1,783	6,415	9,406	6,264	7,370

(1,548)	(1,801)	(3,386)	(3,020)	(4,064)	(4,255)	(7,115)	(5,003)
(48)	(48)	N/A	N/A	(53)	(46)	N/A	N/A
(18)	(37)	N/A	N/A	(55)	(67)	N/A	N/A
(1,614)	(1,886)	(3,386)	(3,020)	(4,172)	(4,368)	(7,115)	(5,003)

10,775	12,552	3,703	5,354	16,986	21,170	8,294	11,418
1,487	1,731	3,026	2,732	3,912	4,070	6,813	4,747
(19,575)	(20,191)	(6,619)	(11,690)	(49,120)	(48,054)	(21,052)	(20,419)
(7,313)	(5,908)	110	(3,604)	(28,222)	(22,814)	(5,945)	(4,254)

778	617	N/A	N/A	324	463	N/A	N/A
46	46	N/A	N/A	49	42	N/A	N/A
(667)	(789)	N/A	N/A	(307)	(765)	N/A	N/A
157	(126)	N/A	N/A	66	(260)	N/A	N/A

1,001	1,595	N/A	N/A	268	532	N/A	N/A
18	37	N/A	N/A	55	67	N/A	N/A
(1,072)	(4,690)	N/A	N/A	(1,637)	(1,385)	N/A	N/A
(53)	(3,058)	N/A	N/A	(1,314)	(786)	N/A	N/A
(7,209)	(9,092)	110	(3,604)	(29,470)	(23,860)	(5,945)	(4,254)
(6,413)	(8,443)	385	(4,841)	(27,227)	(18,822)	(6,796)	(1,887)

85,415	93,858	39,443	44,284	201,182	220,004	92,109	93,996
$79,002	$85,415	$39,828	$39,443	$173,955	$201,182	$85,313	$92,109

SEI Asset Allocation Trust / Annual Report / March 31, 2019	51

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18
Operations:
Net investment income	$3,592	$2,747	$943	$832
Net realized gain (loss) from sales of affiliated funds	(1,052)	11,823	633	2,678
Capital gain distributions received from affiliated funds	6,710	6,885	1,149	752
Net change in unrealized appreciation (depreciation) from affiliated funds	(9,332)	7,162	(1,463)	4,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(82)	28,617	1,262	9,227
Distributions:(1)
Class F	(4,341)	(3,736)	(3,475)	(918)
Class D	(238)	(166)	N/A	N/A
Class I	(235)	(220)	N/A	N/A
Total Dividends and Distributions	(4,814)	(4,122)	(3,475)	(918)
Capital Share Transactions:(2)
Class F
Proceeds from shares issued	17,461	22,147	6,382	7,252
Reinvestment of dividends & distributions	4,196	3,622	3,322	891
Cost of shares redeemed	(49,087)	(56,441)	(6,836)	(5,545)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(27,430)	(30,672)	2,868	2,598
Class D
Proceeds from shares issued	1,706	1,649	N/A	N/A
Reinvestment of dividends & distributions	234	163	N/A	N/A
Cost of shares redeemed	(1,998)	(5,366)	N/A	N/A
Decrease in Net Assets Derived from Class D Transactions	(58)	(3,554)	N/A	N/A
Class I
Proceeds from shares issued	818	1,321	N/A	N/A
Reinvestment of dividends & distributions	235	220	N/A	N/A
Cost of shares redeemed	(3,435)	(13,747)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(2,382)	(12,206)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(29,870)	(46,432)	2,868	2,598
Net Increase (Decrease) in Net Assets	(34,766)	(21,937)	655	10,907
Net Assets:
Beginning of Year	229,641	251,578	75,709	64,802
End of Year(3)	$194,875	$229,641	$76,364	$75,709

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	For Capital share Transactions see footnote 4 in the notes to financial statements.
(3)

Includes undistributed (distributed in excess of) net investment income of $16, $10, $171, $6, $237 and $14, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements

52	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18	4/01/18 - 3/31/19	4/01/17 - 3/31/18

$2,181	$1,526	$362	$333	$5,078	$3,781	$1,653	$1,548
(637)	398	140	120	(2,458)	10,147	1,881	8,837
1,686	2,114	451	296	5,743	6,766	1,971	1,394
(1,388)	3,411	(534)	2,950	(5,539)	5,373	(2,940)	5,640
1,842	7,449	419	3,699	2,824	26,067	2,565	17,419

(3,808)	(2,099)	(957)	(1,281)	(5,778)	(5,201)	(2,848)	(1,709)
N/A	N/A	N/A	N/A	(94)	(67)	N/A	N/A
—	(2)	N/A	N/A	(140)	(129)	N/A	N/A
(3,808)	(2,101)	(957)	(1,281)	(6,012)	(5,397)	(2,848)	(1,709)

9,493	9,343	5,224	4,040	22,025	22,398	11,219	8,778
3,601	1,991	849	1,163	5,629	5,079	2,689	1,616
(21,710)	(17,731)	(6,674)	(5,776)	(67,025)	(69,291)	(15,307)	(19,640)
(8,616)	(6,397)	(601)	(573)	(39,371)	(41,814)	(1,399)	(9,246)

N/A	N/A	N/A	N/A	449	577	N/A	N/A
N/A	N/A	N/A	N/A	90	64	N/A	N/A
N/A	N/A	N/A	N/A	(1,028)	(1,747)	N/A	N/A
N/A	N/A	N/A	N/A	(489)	(1,106)	N/A	N/A

—	10	N/A	N/A	978	730	N/A	N/A
—	2	N/A	N/A	140	129	N/A	N/A
—	(122)	N/A	N/A	(2,017)	(2,592)	N/A	N/A
—	(110)	N/A	N/A	(899)	(1,733)	N/A	N/A
(8,616)	(6,507)	(601)	(573)	(40,759)	(44,653)	(1,399)	(9,246)
(10,582)	(1,159)	(1,139)	1,845	(43,947)	(23,983)	(1,682)	6,464

105,342	106,501	28,825	26,980	277,260	301,243	134,878	128,414
$94,760	$105,342	$27,686	$28,825	$233,313	$277,260	$133,196	$134,878

SEI Asset Allocation Trust / Annual Report / March 31, 2019	53

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Defensive Strategy Fund
Class F
2019	$9.79	$0.17	$0.09	$0.26	$(0.17)	$—	$(0.17)	$9.88	2.75%	$19,624	0.21%		0.57%	1.77%	24%
2018	9.83	0.16	(0.02)	0.14	(0.18)	—	(0.18)	9.79	1.45	28,203	0.21		0.57	1.58	19
2017	9.71	0.10	0.14	0.24	(0.12)	—	(0.12)	9.83	2.44	32,489	0.23	(1)	0.64	1.05	69
2016	9.82	0.09	(0.08)	0.01	(0.12)	—	(0.12)	9.71	0.08	34,435	0.26	(1)	0.68	0.87	34
2015	9.74	0.08	0.13	0.21	(0.13)	—	(0.13)	9.82	2.17	34,720	0.13	‡	0.41	0.86	19
Class I
2019	$9.62	$0.16	$0.07	$0.23	$(0.15)	$—	$(0.15)	$9.70	2.44%	$328	0.46%		0.82%	1.67%	24%
2018	9.66	0.13	(0.02)	0.11	(0.15)	—	(0.15)	9.62	1.18	472	0.46		0.82	1.29	19
2017	9.55	0.06	0.14	0.20	(0.09)	—	(0.09)	9.66	2.09	979	0.48	(1)	0.90	0.61	69
2016	9.66	0.06	(0.08)	(0.02)	(0.09)	—	(0.09)	9.55	(0.19)	2,602	0.50	(1)	0.92	0.58	34
2015	9.59	0.06	0.12	0.18	(0.11)	—	(0.11)	9.66	1.90	3,735	0.38	‡	0.66	0.59	19
Defensive Strategy Allocation Fund
Class F
2019	$14.13	$0.43	$0.79	$1.22	$(0.59)	$(0.51)	$(1.10)	$14.25	9.22%	$8,168	0.35%		0.57%	3.05%	44%
2018	14.54	0.43	0.16	0.59	(0.62)	(0.38)	(1.00)	14.13	4.02	10,125	0.35		0.57	2.95	31
2017	14.31	0.46	1.21	1.67	(0.60)	(0.84)	(1.44)	14.54	12.15	8,341	0.37	(2)	0.63	3.17	30
2016	14.88	0.44	(0.48)	(0.04)	(0.53)	—	(0.53)	14.31	(0.19)	7,795	0.37	(2)	0.63	3.10	29
2015	13.86	0.40	1.13	1.53	(0.51)	—	(0.51)	14.88	11.19	9,803	0.16	‡	0.41	2.76	33
Conservative Strategy Fund
Class F
2019	$10.56	$0.21	$0.10	$0.31	$(0.21)	$—	$(0.21)	$10.66	3.04%	$74,320	0.26%		0.57%	2.00%	13%
2018	10.49	0.19	0.11	0.30	(0.23)	—	(0.23)	10.56	2.85	80,886	0.26		0.57	1.78	17
2017	10.26	0.16	0.27	0.43	(0.20)	—	(0.20)	10.49	4.22	86,219	0.28	(3)	0.63	1.52	55
2016	10.46	0.16	(0.13)	0.03	(0.23)	—	(0.23)	10.26	0.30	94,947	0.29	(3)	0.64	1.57	18
2015	10.31	0.15	0.20	0.35	(0.20)	—	(0.20)	10.46	3.40	106,515	0.14	‡	0.41	1.48	12
Class D
2019	$10.54	$0.13	$0.11	$0.24	$(0.14)	$—	$(0.14)	$10.64	2.28%	$3,700	1.01%		1.32%	1.28%	13%
2018	10.48	0.11	0.10	0.21	(0.15)	—	(0.15)	10.54	1.97	3,506	1.01		1.32	1.02	17
2017	10.24	0.08	0.28	0.36	(0.12)	—	(0.12)	10.48	3.55	3,609	1.02	(3)	1.38	0.79	55
2016	10.45	0.08	(0.14)	(0.06)	(0.15)	—	(0.15)	10.24	(0.56)	4,766	1.04	(3)	1.39	0.82	18
2015	10.31	0.07	0.20	0.27	(0.13)	—	(0.13)	10.45	2.59	5,321	1.01	‡	1.35	0.65	12
Class I
2019	$10.74	$0.19	$0.11	$0.30	$(0.19)	$—	$(0.19)	$10.85	2.83%	$982	0.51%		0.82%	1.75%	13%
2018	10.67	0.11	0.16	0.27	(0.20)	—	(0.20)	10.74	2.49	1,023	0.51		0.82	1.03	17
2017	10.42	0.13	0.29	0.42	(0.17)	—	(0.17)	10.67	4.09	4,030	0.53	(3)	0.88	1.23	55
2016	10.63	0.14	(0.15)	(0.01)	(0.20)	—	(0.20)	10.42	(0.06)	4,258	0.54	(3)	0.89	1.30	18
2015	10.47	0.13	0.21	0.34	(0.18)	—	(0.18)	10.63	3.25	4,940	0.39	‡	0.66	1.27	12

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.21%, and 0.46% for classes F, and I, respectively.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(3)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.26%, 1.01%, and 0.51% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

54	SEI Asset Allocation Trust / Annual Report / March 31, 2019

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Conservative Strategy Allocation Fund
Class F
2019	$13.18	$0.37	$0.83	$1.20	$(0.48)	$(0.69)	$(1.17)	$13.21	9.78%	$39,828	0.35%		0.57%	2.75%	15%
2018	13.59	0.38	0.17	0.55	(0.54)	(0.42)	(0.96)	13.18	3.98	39,443	0.35		0.57	2.79	16
2017	13.86	0.40	1.13	1.53	(0.52)	(1.28)	(1.80)	13.59	11.57	44,284	0.37	(1)	0.63	2.84	23
2016	14.73	0.39	(0.36)	0.03	(0.46)	(0.44)	(0.90)	13.86	0.41	41,778	0.36		0.62	2.78	24
2015	13.58	0.35	1.29	1.64	(0.49)	—	(0.49)	14.73	12.22	44,078	0.17	‡	0.41	2.47	25
Moderate Strategy Fund
Class F
2019	$12.01	$0.26	$0.17	$0.43	$(0.27)	$—	$(0.27)	$12.17	3.72%	$168,079	0.31%		0.57%	2.17%	12%
2018	11.75	0.18	0.33	0.51	(0.25)	—	(0.25)	12.01	4.38	194,123	0.31		0.57	1.53	16
2017	11.30	0.20	0.55	0.75	(0.30)	—	(0.30)	11.75	6.68	212,074	0.33	(2)	0.63	1.70	30
2016	11.69	0.20	(0.26)	(0.06)	(0.33)	—	(0.33)	11.30	(0.44)	229,030	0.33	(2)	0.62	1.78	15
2015	11.39	0.22	0.43	0.65	(0.35)	—	(0.35)	11.69	5.77	262,515	0.15	‡	0.41	1.89	14
Class D
2019	$11.98	$0.17	$0.16	$0.33	$(0.18)	$—	$(0.18)	$12.13	2.87%	$3,574	1.06%		1.32%	1.45%	12%
2018	11.71	0.09	0.34	0.43	(0.16)	—	(0.16)	11.98	3.68	3,461	1.06		1.32	0.76	16
2017	11.27	0.11	0.54	0.65	(0.21)	—	(0.21)	11.71	5.82	3,646	1.07	(2)	1.37	0.95	30
2016	11.66	0.13	(0.27)	(0.14)	(0.25)	—	(0.25)	11.27	(1.19)	3,215	1.08	(2)	1.38	1.10	15
2015	11.38	0.12	0.43	0.55	(0.27)	—	(0.27)	11.66	4.88	2,866	1.00	‡	1.35	1.00	14
Class I
2019	$12.34	$0.24	$0.16	$0.40	$(0.24)	$—	$(0.24)	$12.50	3.35%	$2,302	0.56%		0.82%	1.97%	12%
2018	12.05	0.16	0.35	0.51	(0.22)	—	(0.22)	12.34	4.25	3,598	0.56		0.82	1.28	16
2017	11.59	0.14	0.58	0.72	(0.26)	—	(0.26)	12.05	6.32	4,284	0.58	(2)	0.88	1.20	30
2016	11.98	0.17	(0.26)	(0.09)	(0.30)	—	(0.30)	11.59	(0.69)	6,399	0.58	(2)	0.88	1.41	15
2015	11.67	0.19	0.45	0.64	(0.33)	—	(0.33)	11.98	5.51	7,379	0.40	‡	0.66	1.57	14
Moderate Strategy Allocation Fund
Class F
2019	$20.35	$0.42	$0.95	$1.37	$(0.56)	$(1.16)	$(1.72)	$20.00	7.32%	$85,313	0.35%		0.57%	2.08%	15%
2018	19.87	0.41	1.15	1.56	(0.59)	(0.49)	(1.08)	20.35	7.87	92,109	0.35		0.57	1.98	14
2017	19.16	0.40	1.88	2.28	(0.48)	(1.09)	(1.57)	19.87	12.35	93,996	0.37	(1)	0.63	2.03	16
2016	19.71	0.38	(0.49)	(0.11)	(0.44)	—	(0.44)	19.16	(0.52)	89,631	0.36	(1)	0.63	1.98	15
2015	18.28	0.33	1.64	1.97	(0.54)	—	(0.54)	19.71	10.89	94,698	0.17	‡	0.41	1.74	18

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.31%, 1.06%, and 0.56% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	55

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Aggressive Strategy Fund
Class F
2019	$15.08	$0.26	$(0.23)	$0.03	$(0.35)	$—	$(0.35)	$14.76	0.42%	$172,138	0.35%		0.57%	1.73%	12%
2018	13.71	0.17	1.45	1.62	(0.25)	—	(0.25)	15.08	11.86	203,817	0.35		0.57	1.18	7
2017	12.42	0.16	1.41	1.57	(0.28)	—	(0.28)	13.71	12.75	213,248	0.37	(1)	0.63	1.21	19
2016	13.39	0.10	(0.80)	(0.70)	(0.27)	—	(0.27)	12.42	(5.22)	224,985	0.37	(1)	0.62	0.82	28
2015	12.93	0.17	0.67	0.84	(0.38)	—	(0.38)	13.39	6.58	260,917	0.16	‡	0.41	1.25	21
Class D
2019	$14.93	$0.15	$(0.23)	$(0.08)	$(0.26)	$—	$(0.26)	$14.59	(0.36)%	$14,087	1.10%		1.32%	1.04%	12%
2018	13.60	0.05	1.46	1.51	(0.18)	—	(0.18)	14.93	11.06	14,419	1.10		1.32	0.34	7
2017	12.35	0.07	1.39	1.46	(0.21)	—	(0.21)	13.60	11.91	16,610	1.11	(1)	1.38	0.52	19
2016	13.33	0.01	(0.80)	(0.79)	(0.19)	—	(0.19)	12.35	(5.93)	13,756	1.12	(1)	1.37	0.07	28
2015	12.90	0.06	0.67	0.73	(0.30)	—	(0.30)	13.33	5.74	14,130	0.94	‡	1.35	0.46	21
Class I
2019	$14.68	$0.24	$(0.24)	$—	$(0.32)	$—	$(0.32)	$14.36	0.18%	$8,650	0.60%		0.82%	1.65%	12%
2018	13.35	0.11	1.44	1.55	(0.22)	—	(0.22)	14.68	11.60	11,405	0.60		0.82	0.77	7
2017	12.11	0.11	1.38	1.49	(0.25)	—	(0.25)	13.35	12.38	21,720	0.62	(1)	0.88	0.84	19
2016	13.06	0.07	(0.78)	(0.71)	(0.24)	—	(0.24)	12.11	(5.44)	25,296	0.62	(1)	0.87	0.53	28
2015	12.62	0.12	0.68	0.80	(0.36)	—	(0.36)	13.06	6.38	31,258	0.41	‡	0.66	0.91	21
Tax-Managed Aggressive Strategy Fund
Class F
2019	$21.61	$0.27	$0.02	$0.29	$(0.29)	$(0.70)	$(0.99)	$20.91	1.68%	$76,364	0.35%		0.57%	1.25%	8%
2018	19.20	0.24	2.44	2.68	(0.27)	—	(0.27)	21.61	14.00	75,709	0.35		0.57	1.16	7
2017	16.99	0.21	2.24	2.45	(0.24)	—	(0.24)	19.20	14.51	64,802	0.37	(2)	0.63	1.17	11
2016	18.12	0.18	(1.11)	(0.93)	(0.20)	—	(0.20)	16.99	(5.18)	57,494	0.36	(2)	0.61	1.03	12
2015	17.13	0.17	1.00	1.17	(0.18)	—	(0.18)	18.12	6.85	63,755	0.16	‡(2)	0.41	0.99	15
Core Market Strategy Fund
Class F
2019	$11.76	$0.26	$(0.05)	$0.21	$(0.29)	$(0.16)	$(0.45)	$11.52	2.08%	$94,760	0.35%		0.57%	2.22%	14%
2018	11.19	0.17	0.63	0.80	(0.23)	—	(0.23)	11.76	7.17	105,341	0.35		0.57	1.42	11
2017	10.90	0.17	0.75	0.92	(0.30)	(0.33)	(0.63)	11.19	8.65	106,398	0.37	(3)	0.63	1.48	23
2016	11.66	0.14	(0.57)	(0.43)	(0.31)	(0.02)	(0.33)	10.90	(3.67)	106,899	0.36	(3)	0.61	1.22	24
2015	11.36	0.18	0.42	0.60	(0.30)	—	(0.30)	11.66	5.37	116,725	0.16	‡	0.41	1.53	20
Class I
2019	$12.78	$0.31	$(0.05)	$0.26	$(0.25)	$(0.16)	$(0.41)	$12.63	2.30%	$0	0.00	%^	0.00%^	2.44%	14%
2018	12.13	0.19	0.66	0.85	(0.20)	—	(0.20)	12.78	7.00	1	0.60		0.82	1.49	11
2017	11.77	0.25	0.71	0.96	(0.27)	(0.33)	(0.60)	12.13	8.37	103	0.60	(3)	0.86	2.05	23
2016	12.16	0.01	(0.25)	(0.24)	(0.13)	(0.02)	(0.15)	11.77	(2.00)	11	0.60	(3)	0.86	0.12	24
2015	11.84	0.18	0.42	0.60	(0.28)	—	(0.28)	12.16	5.13	533	0.43	‡	0.67	1.46	20

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes F, D, and I respectively.

^

The ratio rounds to 0.00% due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 0.60% (0.82% excluding waivers).

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10%, and 0.60% for classes F, D, and I, respectively.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(3)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% and 0.60% for classes F and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

56	SEI Asset Allocation Trust / Annual Report / March 31, 2019

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Core Market Strategy Allocation Fund
Class F
2019	$18.99	$0.24	$0.03	$0.27	$(0.26)	$(0.36)	$(0.62)	$18.64	1.64%	$27,686	0.35%		0.57%	1.25%	17%
2018	17.42	0.22	2.20	2.42	(0.24)	(0.61)	(0.85)	18.99	13.98	28,825	0.35		0.57	1.16	13
2017	15.41	0.19	2.03	2.22	(0.21)	—	(0.21)	17.42	14.55	26,980	0.37	(1)	0.63	1.18	15
2016	16.43	0.16	(1.00)	(0.84)	(0.18)	—	(0.18)	15.41	(5.16)	25,218	0.36		0.62	1.02	23
2015	15.53	0.16	0.90	1.06	(0.16)	—	(0.16)	16.43	6.86	26,896	0.17	‡	0.41	0.99	15
Market Growth Strategy Fund
Class F
2019	$13.11	$0.26	$(0.10)	$0.16	$(0.31)	$—	$(0.31)	$12.96	1.42%	$221,526	0.35%		0.57%	2.01%	12%
2018	12.26	0.17	0.92	1.09	(0.24)	—	(0.24)	13.11	8.92	263,954	0.35		0.57	1.29	7
2017	11.40	0.16	0.98	1.14	(0.28)	—	(0.28)	12.26	10.15	286,089	0.37	(2)	0.63	1.33	20
2016	12.21	0.11	(0.65)	(0.54)	(0.27)	—	(0.27)	11.40	(4.38)	306,490	0.36	(2)	0.62	0.98	20
2015	11.91	0.16	0.49	0.65	(0.35)	—	(0.35)	12.21	5.49	360,251	0.16	‡	0.41	1.31	20
Class D
2019	$13.04	$0.17	$(0.10)	$0.07	$(0.22)	$—	$(0.22)	$12.89	0.66%	$5,203	1.10%		1.32%	1.33%	12%
2018	12.20	0.06	0.93	0.99	(0.15)	—	(0.15)	13.04	8.13	5,779	1.10		1.32	0.49	7
2017	11.35	0.08	0.98	1.06	(0.21)	—	(0.21)	12.20	9.37	6,496	1.11	(2)	1.38	0.66	20
2016	12.17	0.03	(0.66)	(0.63)	(0.19)	—	(0.19)	11.35	(5.18)	6,259	1.12	(2)	1.37	0.26	20
2015	11.88	0.06	0.50	0.56	(0.27)	—	(0.27)	12.17	4.76	6,010	0.96	‡	1.35	0.52	20
Class I
2019	$12.91	$0.22	$(0.09)	$0.13	$(0.28)	$—	$(0.28)	$12.76	1.18%	$6,584	0.60%		0.82%	1.76%	12%
2018	12.08	0.12	0.92	1.04	(0.21)	—	(0.21)	12.91	8.61	7,527	0.60		0.82	0.97	7
2017	11.23	0.11	0.99	1.10	(0.25)	—	(0.25)	12.08	9.94	8,658	0.62	(2)	0.88	0.98	20
2016	12.04	0.08	(0.65)	(0.57)	(0.24)	—	(0.24)	11.23	(4.69)	10,156	0.61	(2)	0.87	0.72	20
2015	11.75	0.12	0.49	0.61	(0.32)	—	(0.32)	12.04	5.27	13,163	0.41	‡	0.66	0.99	20
Market Growth Strategy Allocation Fund
Class F
2019	$23.61	$0.29	$0.07	$0.36	$(0.32)	$(0.19)	$(0.51)	$23.46	1.66%	$133,196	0.35%		0.57%	1.23%	9%
2018	20.98	0.26	2.66	2.92	(0.29)	—	(0.29)	23.61	13.99	134,878	0.35		0.57	1.17	7
2017	18.56	0.23	2.45	2.68	(0.26)	—	(0.26)	20.98	14.55	128,414	0.37	(1)	0.63	1.17	9
2016	19.79	0.20	(1.22)	(1.02)	(0.21)	—	(0.21)	18.56	(5.16)	122,313	0.35		0.61	1.03	13
2015	18.71	0.19	1.08	1.27	(0.19)	—	(0.19)	19.79	6.84	135,002	0.16	‡	0.41	0.99	17

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	57

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, and SEI Institutional International Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2019, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

Effective January 31, 2017, the Trust Class A shares were each re-designated as Class F shares. This share class name change had no impact on any Fund’s operations or investment policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2019, there were no significant changes to the Trust’s fair valuation

58	SEI Asset Allocation Trust / Annual Report / March 31, 2019

methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts. As of March 31, 2019 the Funds did not utilize forward foreign currency contracts.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	59

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2019

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%		0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

60	SEI Asset Allocation Trust / Annual Report / March 31, 2019

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate. The Trust did not utilize the Program as of and for the year ended March 31, 2019.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund

	2019	2018	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class F:
Shares Issued	635	715	225	312	1,030	1,182	280	391
Shares Issued in Lieu of Cash Distributions	40	54	37	36	143	163	239	200
Shares Redeemed	(1,568)	(1,195)	(406)	(205)	(1,861)	(1,900)	(495)	(858)
Total Class F Transactions	(893)	(426)	(144)	143	(688)	(555)	24	(267)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	74	58	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	4	4	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(62)	(74)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	16	(12)	N/A	N/A

SEI Asset Allocation Trust / Annual Report / March 31, 2019	61

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2019

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund

	2019	2018	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class I:
Shares Issued	15	12	N/A	N/A	94	147	N/A	N/A
Shares Issued in Lieu of Cash Distributions	1	1	N/A	N/A	2	3	N/A	N/A
Shares Redeemed	(31)	(65)	N/A	N/A	(100)	(433)	N/A	N/A
Total Class I Transactions	(15)	(52)	N/A	N/A	(4)	(283)	N/A	N/A
Increase (Decrease) in Capital Shares	(908)	(478)	(144)	143	(676)	(850)	24	(267)

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund

	2019	2018	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class F:
Shares Issued	1,428	1,755	420	562	1,194	1,519	308	352
Shares Issued in Lieu of Cash Distributions	337	337	357	230	308	241	169	43
Shares Redeemed	(4,111)	(3,989)	(1,036)	(996)	(3,348)	(3,805)	(328)	(266)
Total Class F Transactions	(2,346)	(1,897)	(259)	(204)	(1,846)	(2,045)	149	129
Shares Issued and Redeemed:
Class D:
Shares Issued	28	39	N/A	N/A	117	113	N/A	N/A
Shares Issued in Lieu of Cash Distributions	4	3	N/A	N/A	18	11	N/A	N/A
Shares Redeemed	(26)	(64)	N/A	N/A	(135)	(380)	N/A	N/A
Total Class D Transactions	6	(22)	N/A	N/A	—	(256)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	22	43	N/A	N/A	57	92	N/A	N/A
Shares Issued in Lieu of Cash Distributions	5	6	N/A	N/A	18	15	N/A	N/A
Shares Redeemed	(135)	(112)	N/A	N/A	(249)	(957)	N/A	N/A
Total Class I Transactions	(108)	(63)	N/A	N/A	(174)	(850)	N/A	N/A
Increase (Decrease) in Capital Shares	(2,448)	(1,982)	(259)	(204)	(2,020)	(3,151)	149	129

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

	2019	2018	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class F:
Shares Issued	829	803	274	219	1,722	1,747	493	388
Shares Issued in Lieu of Cash Distributions	327	170	48	62	462	389	121	72
Shares Redeemed	(1,892)	(1,520)	(355)	(312)	(5,228)	(5,333)	(649)	(870)
Total Class F Transactions	(736)	(547)	(33)	(31)	(3,044)	(3,197)	(35)	(410)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	35	45	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	8	5	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(82)	(139)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(39)	(89)	N/A	N/A

62	SEI Asset Allocation Trust / Annual Report / March 31, 2019

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

	2019	2018	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class I:
Shares Issued	—	1	N/A	N/A	80	57	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	12	10	N/A	N/A
Shares Redeemed	—	(9)	N/A	N/A	(159)	(201)	N/A	N/A
Total Class I Transactions	—	(8)	N/A	N/A	(67)	(134)	N/A	N/A
Decrease in Capital Shares	(736)	(555)	(33)	(31)	(3,150)	(3,420)	(35)	(410)

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2019, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$5,092
Sales	13,420
Defensive Strategy Allocation Fund
Purchases	3,460
Sales	5,391
Conservative Strategy Fund
Purchases	10,195
Sales	16,287
Conservative Strategy Allocation Fund
Purchases	6,594
Sales	5,738
Moderate Strategy Fund
Purchases	22,529
Sales	47,960
Moderate Strategy Allocation Fund
Purchases	12,734
Sales	18,737
Aggressive Strategy Fund
Purchases	26,061
Sales	50,475
Tax-Managed Aggressive Strategy Fund
Purchases	7,744
Sales	6,268
Core Market Strategy Fund
Purchases	14,225
Sales	22,790
Core Market Strategy Allocation Fund
Purchases	4,981
Sales	5,728
Market Growth Strategy Fund
Purchases	30,100
Sales	66,079
Market Growth Strategy Allocation Fund
Purchases	12,198
Sales	12,834

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2019, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	63

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2019

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds, expiration of capital loss carryforward, distribution in excess, and foreign exchange gain/loss have been reclassified to/ from the following accounts as of March 31, 2019 ($ Thousands):

	Distributable Earnings	Paid-in- Capital
Defensive Strategy Fund	$126	$(126)
Moderate Strategy Fund	1,319	(1,319)
Tax-Managed Aggressive Strategy Fund	471	(471)

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2019 and March 31, 2018 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals

	2019	2018	2019	2018	2019	2018
Defensive Strategy Fund	$397	$550	$—	$—	$397	$550
Defensive Strategy Allocation Fund	313	352	238	209	551	561
Conservative Strategy Fund	1,614	1,886	—	—	1,614	1,886
Conservative Strategy Allocation Fund	1,457	1,714	1,929	1,306	3,386	3,020
Moderate Strategy Fund	4,172	4,368	—	—	4,172	4,368
Moderate Strategy Allocation Fund	2,408	2,792	4,707	2,211	7,115	5,003
Aggressive Strategy Fund	4,814	4,122	—	—	4,814	4,122
Tax-Managed Aggressive Strategy Fund	1,088	918	2,387	—	3,475	918
Core Market Strategy Fund	2,502	2,101	1,306	—	3,808	2,101
Core Market Strategy Allocation Fund	413	387	544	894	957	1,281
Market Growth Strategy Fund	6,012	5,397	—	—	6,012	5,397
Market Growth Strategy Allocation Fund	1,789	1,709	1,059	—	2,848	1,709

As of March 31, 2019, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$64	$—	$(92)	$—	$3	$(472)	$(497)
Defensive Strategy Allocation Fund	35	161	—	—	—	33	229
Conservative Strategy Fund	282	72	—	—	2	(1,643)	(1,287)
Conservative Strategy Allocation Fund	156	2,191	—	—	—	1,951	4,298
Moderate Strategy Fund	647	—	—	—	(3)	(5,792)	(5,148)
Moderate Strategy Allocation Fund	146	4,150	—	—	(1)	15,763	20,058
Aggressive Strategy Fund	52	5,143	—	—	(2)	3,880	9,073
Tax-Managed Aggressive Strategy Fund	23	—	—	(35)	2	24,959	24,949
Core Market Strategy Fund	218	1,001	—	—	(2)	832	2,049
Core Market Strategy Allocation Fund	4	493	—	—	—	9,150	9,647
Market Growth Strategy Fund	313	2,465	—	—	—	(425)	2,353
Market Growth Strategy Allocation Fund	41	1,805	—	—	(2)	42,807	44,651

64	SEI Asset Allocation Trust / Annual Report / March 31, 2019

The Funds had capital loss carryforwards at March 31, 2019 as follows ($ Thousands):

	Short-Term Loss	Long- Term Loss	Total
Defensive Strategy Fund	$21	$71	$92

For Federal income tax purposes, the capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended March 31, 2019, the following Funds utilized and/or had expired capital loss carryforwards to offset capital gains ($ Thousands):

	Utilized Capital Loss Carryfowards	Expired Capital Loss Carryfowards
Defensive Strategy Fund	$—	$126
Conservative Strategy Fund	783	—
Moderate Strategy Fund	6,921	1,319
Market Growth Strategy Fund	1,511	—
Market Growth Strategy Allocation Fund	1,087	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2019, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$20,426	$37	$(509)	$(472)
Defensive Strategy Allocation Fund	8,138	540	(507)	33
Conservative Strategy Fund	80,660	451	(2,094)	(1,643)
Conservative Strategy Allocation Fund	37,889	2,450	(499)	1,951
Moderate Strategy Fund	179,783	481	(6,273)	(5,792)
Moderate Strategy Allocation Fund	69,573	17,054	(1,291)	15,763
Aggressive Strategy Fund	191,057	7,650	(3,770)	3,880
Tax-Managed Aggressive Strategy Fund	51,423	25,157	(198)	24,959
Core Market Strategy Fund	93,950	1,292	(460)	832

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Core Market Strategy Allocation Fund	$18,543	$9,627	$(477)	$9,150
Market Growth Strategy Fund	233,802	9,439	(9,865)	(426)
Market Growth Strategy Allocation Fund	90,421	45,984	(3,177)	42,807

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to [the] current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2019, SPTC held of record the following:

Defensive Strategy Fund - Class F	70.04%
Defensive Strategy Allocation - Class F	93.95%
Conservative Strategy Fund - Class F	79.63%
Conservative Strategy Fund - Class D	54.53%
Conservative Strategy Allocation Fund - Class F	84.32%
Moderate Strategy Fund - Class F	89.86%
Moderate Strategy Fund - Class D	69.30%
Moderate Strategy Allocation Fund - Class F	76.57%
Aggressive Strategy Fund - Class F	67.07%
Tax-Managed Aggressive Strategy Fund - Class F	91.79%
Core Market Strategy Fund - Class F	87.83%
Core Market Strategy Allocation Fund - Class F	97.98%
Market Growth Strategy Fund - Class F	83.61%
Market Growth Strategy Fund - Class D	22.27%
Market Growth Strategy Allocation Fund - Class F	93.66%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders

SEI Asset Allocation Trust / Annual Report / March 31, 2019	65

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2019

that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income, net realized gains and/or return of capital, otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Class	Net Investment Income	Net Realized Gains	Total
Defensive Strategy Allocation Fund	F	$(350)	$(211)	$(561)
Conservative Strategy Allocation Fund	F	(1,708)	(1,312)	(3,020)
Moderate Strategy Allocation Fund	F	(2,736)	(2,267)	(5,003)
Core Market Strategy Allocation Fund	F	(367)	(914)	(1,281)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

66	SEI Asset Allocation Trust / Annual Report / March 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Asset Allocation Trust, comprised of Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 30, 2019

SEI Asset Allocation Trust / Annual Report / March 31, 2019	67

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	101	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

68	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	101	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	101	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	69

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	101	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	101	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

70	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A

SEI Asset Allocation Trust / Annual Report / March 31, 2019	71

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

72	SEI Asset Allocation Trust / Annual Report / March 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2018 to March 31, 2019.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,015.40	0.21%	$1.06
Class I	1,000.00	1,013.50	0.46	2.31
Hypothetical 5% Return
Class F	$1,000.00	$1,023.90	0.21%	$1.06
Class I	1,000.00	1,022.60	0.46	2.32
Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,022.80	0.30%	$1.51
Hypothetical 5% Return
Class F	$1,000.00	$1,023.40	0.30%	$1.51
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,018.60	0.26%	$1.31
Class D	1,000.00	1,014.00	1.01	5.07
Class I	1,000.00	1,016.70	0.51	2.56
Hypothetical 5% Return
Class F	$1,000.00	$1,023.60	0.26%	$1.31
Class D	1,000.00	1,019.90	1.01	5.09
Class I	1,000.00	1,022.40	0.51	2.57

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,024.60	0.34%	$1.72
Hypothetical 5% Return
Class F	$1,000.00	$1,023.20	0.34%	$1.72
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,020.20	0.31%	$1.56
Class D	1,000.00	1,015.70	1.06	5.33
Class I	1,000.00	1,018.40	0.56	2.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.40	0.31%	$1.56
Class D	1,000.00	1,019.60	1.06	5.34
Class I	1,000.00	1,022.10	0.56	2.82
Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,003.10	0.35%	$1.75
Hypothetical 5% Return
Class F	$1,000.00	$1,023.20	0.35%	$1.77

SEI Asset Allocation Trust / Annual Report / March 31, 2019	73

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

March 31, 2019

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$987.00	0.35%	$1.73
Class D	1,000.00	983.00	1.10	5.44
Class I	1,000.00	985.00	0.60	2.97
Hypothetical 5% Return
Class F	$1,000.00	$1,023.00	0.35%	$1.77
Class D	1,000.00	1,019.00	1.10	5.54
Class I	1,000.00	1,022.00	0.60	3.02
Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$960.40	0.35%	$1.71
Hypothetical 5% Return
Class F	$1,000.00	$1,023.20	0.35%	$1.77
Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,010.00	0.35%	$1.75
Class I	1,000.00	1,010.90	0.60%	3.01
Hypothetical 5% Return
Class F	$1,000.00	$1,023.20	0.35%	$1.77
Class I	1,000.00	1,024.90	0.60%	3.02
Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$960.00	0.34%	$1.66
Hypothetical 5% Return
Class F	$1,000.00	$1,023.00	0.34%	$1.72
Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,000.00	0.35%	$1.75
Class D	1,000.00	996.00	1.10	5.47
Class I	1,000.00	999.00	0.60	2.99
Hypothetical 5% Return
Class F	$1,000.00	$1,023.00	0.35%	$1.77
Class D	1,000.00	1,019.00	1.10	5.54
Class I	1,000.00	1,022.00	0.60	3.02
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$960.00	0.35%	$1.71
Hypothetical 5% Return
Class F	$1,000.00	$1,023.00	0.35%	$1.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

74	SEI Asset Allocation Trust / Annual Report / March 31, 2019

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the Advisory Agreement with respect to the Funds. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees it charges to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4–5, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved a brief extension of the Advisory Agreement to accommodate a revised Spring meeting schedule. Typically, the Trustees renew the Advisory Agreement at the first quarterly in-person meeting of the calendar year in March. Agreements regularly renewed at the March meeting expire on April 1 of the following year. Because the first quarterly in-person meeting of the Board in calendar year 2019 was held on April 2-3, the Advisory Agreement would have expired prior to the meeting, without the extension. Accordingly, the Board voted in-person at the December 4-5, 2018 meeting to extend the Advisory Agreement until the April 2-3, 2019 meeting. In evaluating whether to approve the extension of the Advisory Agreement, the Board considered the information made available to it throughout the course of the year by representatives of the SEI investment and compliance teams. At the April 2-3, 2019 meeting, the Board evaluated the Advisory Agreement in accordance with the renewal process that it typically applies during the annual contract renewal each Spring. Although outside the scope of the period covered by this report, the Board’s renewal of the Advisory Agreement at the April 2-3, 2019 meeting of the Board is discussed herein, consistent with prior shareholder reports of the Funds. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings, such as the December 4-5, 2018 meeting. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	75

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

76	SEI Asset Allocation Trust / Annual Report / March 31, 2019

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Asset Allocation Trust / Annual Report / March 31, 2019	77

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2019 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2019, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Distribution (5)
Defensive Strategy Fund	0.00%	100.00%	100.00%	9.00%	11.55%	13.66%	53.27%	0.00%
Defensive Strategy Allocation Fund	43.20%	56.80%	100.00%	19.65%	21.15%	0.00%	54.19%	0.00%
Conservative Strategy Fund	0.00%	100.00%	100.00%	13.80%	18.46%	14.43%	36.94%	0.00%
Conservative Strategy Allocation Fund	56.98%	43.02%	100.00%	24.24%	26.09%	0.00%	45.84%	100.00%
Moderate Strategy Fund	0.00%	100.00%	100.00%	18.41%	24.48%	15.87%	25.01%	0.00%
Moderate Strategy Allocation Fund	66.16%	33.84%	100.00%	41.15%	49.47%	0.00%	34.49%	0.00%
Aggressive Strategy Fund	0.00%	100.00%	100.00%	21.18%	42.67%	6.76%	19.34%	0.00%
Tax-Managed Aggressive Strategy Fund	68.69%	31.31%	100.00%	48.72%	70.69%	0.00%	28.06%	100.00%
Core Market Strategy Fund	34.28%	65.72%	100.00%	12.74%	22.48%	15.77%	32.59%	100.00%
Core Market Strategy Allocation Fund	56.82%	43.18%	100.00%	52.49%	73.98%	0.00%	28.14%	100.00%
Market Growth Strategy Fund	0.00%	100.00%	100.00%	17.28%	32.26%	12.54%	24.99%	0.00%
Market Growth Strategy Allocation Fund	37.18%	62.82%	100.00%	51.97%	75.15%	0.00%	29.33%	0.00%

Items (A) and (B) are based on the percentage of the Funds total distribution.

(1)

The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “ Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

78	SEI Asset Allocation Trust / Annual Report / March 31, 2019

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-121 (3/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal Year 2019			Fiscal Year 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,620	$0	N/A	$127,350	$0	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$411,247	$0	$0	$326,979	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the servces that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2019 and 2018 were $411,247 and $326,979, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers are as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board . Pursuant to the Committee’s Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3d(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By	/s/ Robert A. Nesher
Robert A. Nesher,
President & CEO

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher,
President & CEO

Date: June 7, 2019

By	/s/ James J. Hoffmayer
James J. Hoffmayer,
Controller & CFO

Date: June 7, 2019